Dreyfus

Premier Aggressive

Growth Fund

SEMIANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus Premier Aggressive Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Aggressive Growth Fund, covering the six-month period from October 1, 1999 through March 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Kevin Sonnett, CFA.

The past six months have been highly volatile -- but generally rewarding -- for investors in small-cap stocks. Although the market's advance through the fourth quarter of 1999 was led primarily by technology stocks and large-cap growth stocks in a fast-growing economy, the large-capitalization sector of the stock market corrected substantially during the first two months of 2000. At the same time, prices of many small-cap stocks rose, helping small-cap stocks outperform large-capitalization stocks for the six-month reporting period.

In March, investor sentiment shifted once more, and large companies generally provided higher returns than small- and mid-cap companies. While it is too soon to determine whether these volatile changes signify a longer lasting change in market leadership, we believe that valuations of small-cap stocks continue to be attractively low relative to their larger counterparts.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Aggressive Growth Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Kevin Sonnett, CFA, Portfolio Manager

How did Dreyfus Premier Aggressive Growth Fund perform relative to its benchmark?

For the six-month period ended March 31, 2000, Dreyfus Premier Aggressive Growth Fund produced a total return of 47.43% for Class A shares, 46.83% for Class B shares, 46.74% for Class C shares and 47.37% for Class R shares.(1) This return compares favorably to those provided by the fund's benchmark, the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500"), the Russell 2000 Index and the Russell Midcap Index, which provided total returns of 17.50%, 26.83% and 29.05%, respectively.(2)

For the period from its February 1, 2000 inception through March 31, 2000, the fund's Class T shares produced a total return of 12.88%.(1)

We attribute the fund's strong performance to our investment approach of seeking companies that we believe have excellent secular growth prospects, strong management teams and are selling at compelling valuations. As it turned out, many of the stocks that we found with those characteristics were within the technology sector, an area that produced strong returns during the past six months. In addition, our limited exposure to financial stocks, an area that lagged throughout the reporting period, helped to boost our performance.

What is the fund's investment approach?

The fund seeks capital appreciation by investing in the stocks of growth companies of any size. Currently the fund is focusing on midcap companies. In choosing stocks, the fund uses a "bottom-up" approach that emphasizes individual stock selection over economic and industry trends. In particular, the fund looks for companies with strong management, innovative products and services, superior industry positions and the potential for strong earnings growth rates. The fund' s investments in small- and mid-cap companies carry additional risks because their earnings are less predictable, their share prices more volatile and their securities less liquid than those of larger companies.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

While the fund looks for companies with the potential for strong earnings growth rates, some of the fund's investments currently may be experiencing losses.

What other factors influenced the fund's performance?

As "bottom-up," growth-oriented investors, we choose growth stocks based on their individual merits rather than according to market or economic trends. However, we remain fully cognizant of the overall economic environment, and we are aware of trends that may affect our performance.

That said, the most dominant factor positively influencing the fund' s performance was the strong gains achieved by technology stocks relative to the overall stock market. While the technology sector experienced high levels of volatility toward the end of the period, overall the area produced very high returns for the six-month period.

We believe there are several reasons for the strong gains achieved within the technology sector. First, individual investors have preferred technology stocks most likely because of the compelling returns they previously earned from investments there. In a momentum-driven market such as the one we've seen this past year, those stocks that performed the best attracted the most investors, which caused the stocks to perform even better in a cyclical pattern. And the current ease of access to capital has helped boost the fundamental strength of many of these companies, thereby helping them to grow even further.

For example, the fund' s performance was driven by technology stocks such as Amdocs, a company that provides customer care as well as billing software and services for both wireline and wireless telecommunications firms, and Verio, a value-added Internet service provider to small businesses. In addition, our holdings in Digex, a company that offers a line of secure, scalable, high-performance web and application-hosting solutions for businesses, benefited from a surge in Internet start-up ventures. SDL, a company that sells equipment for fiber-optic data transmission, has benefited from the tremendous growth in this area.

The second reason for heightened interest in technology investing can be attributed to the so-called "new economy." The new economy has been driven in
part    by    the    revolution    in    information    technology,

which has created even greater interest in technology stocks. Finally, technology has largely been credited with increasing productivity by allowing companies to gain access to information more quickly, which helps to reduce costs and inventories.

Of course, the technology sector has been among the most volatile sectors of the market and the extraordinary returns recently experienced in that sector should not be expected in the future.

What is the fund's current strategy?

We have maintained our exposure to the technology sector because we believe that technology is fundamentally changing the world's approach to business. As of the end of the period, approximately half of the portfolio is invested in technology stocks. This exposure to technology is consistent with the average of our peer group of midcap growth funds.

Toward the end of the reporting period, market sentiment began to shift in favor of the value style of investing. Accordingly, we benefited from several of our holdings in energy services, an area we have continued to emphasize.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASES OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASES OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

   THE FUND'S INVESTMENTS IN SMALL- AND MID-CAP COMPANIES CARRY ADDITIONAL RISKS BECAUSE THEIR EARNINGS ARE LESS PREDICTABLE, THEIR SHARE PRICES MORE VOLATILE AND THEIR SECURITIES LESS LIQUID THAN THOSE OF LARGER COMPANIES.

   THE FUND'S RETURNS ARE HISTORICAL FOR THE PERIODS NOTED AND ARE NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY AND INTEREST-RATE CHANGES, AMONG OTHER FACTORS, CAN DRAMATICALLY AFFECT A FUND'S SHORT-TERM RETURNS. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CAREFULLY REVIEW THE PROSPECTUS FOR THE FUND'S INVESTMENT APPROACH, FEES, AND THE RISKS OF INVESTING, AND SHOULD REVIEW THE FUND'S PERFORMANCE OVER TIME. INVESTORS SHOULD CONTACT DREYFUS OR THEIR FINANCIAL REPRESENTATIVE FOR MORE INFORMATION, INCLUDING THE FUND'S MOST RECENT PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--91.2%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY--2.6%

ALZA                                                                                             52,225  (a)           1,961,702

Celera Genomics                                                                                   9,450  (a)             865,266

Gene Logic                                                                                       10,200  (a)             429,038

Maxygen                                                                                          10,350                  674,691

Myriad Genteics                                                                                   5,225  (a)             314,806

Protein Design Labs                                                                               3,950  (a)             314,025

                                                                                                                       4,559,528

BUSINESS SERVICES--11.0%

Amdocs                                                                                           38,600  (a)           2,844,337

Catalina Marketing                                                                               10,425  (a)           1,055,531

Convergys                                                                                        73,025  (a)           2,820,591

Diamond Technology Partners                                                                      34,075  (a)           2,240,431

Digex                                                                                            14,000                1,553,125

Exodus Communications                                                                            20,275  (a)           2,848,637

Luminant Worldwide                                                                               82,800                1,376,550

RSA Security                                                                                     14,375  (a)             744,805

Sapient                                                                                          22,150  (a)           1,857,831

Verio                                                                                            36,025  (a)           1,623,377

                                                                                                                      18,965,215

COMPUTER EQUIPMENT--3.4%

Silicon Storage Technology                                                                       42,350  (a)           3,128,606

Visual Networks                                                                                  47,900  (a)           2,718,325

                                                                                                                       5,846,931

COMPUTER SOFTWARE/SERVICES--21.1%

Citrix Systems                                                                                   22,275  (a)           1,475,719

Dendrite International                                                                          206,050  (a)           4,314,172

Digital River                                                                                    43,150  (a)             927,725

Digitas                                                                                          31,650                  775,425

eLoyalty                                                                                         88,000                2,101,000

Extreme Networks                                                                                 39,275                3,102,725

Macromedia                                                                                       47,700  (a)           4,307,906

MarchFirst                                                                                       30,552  (a)           1,090,324

Mercury Interactive                                                                              27,750  (a)           2,199,187

New Era of Networks                                                                              21,775  (a)             854,669

Peregrine Systems                                                                                43,825  (a)           2,939,014

Rational Software                                                                                27,150  (a)           2,076,975

Razorfish                                                                                        38,750                1,065,625


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES (CONTINUED)

Remedy                                                                                           31,225  (a)           1,315,353

Symantec                                                                                         31,425  (a)           2,360,803

TenFold                                                                                          33,200                2,008,600

USinternetworking                                                                                63,525                2,461,594

Xcelera.com                                                                                       6,300  (a)           1,008,000

                                                                                                                      36,384,816

DISTRIBUTION--.7%

Patterson Dental                                                                                 31,000  (a)           1,185,750

ELECTRONICS--4.1%

Gentex                                                                                          130,475  (a)           4,835,730

Titan                                                                                            44,175  (a)           2,252,925

                                                                                                                       7,088,655

FINANCIAL SERVICES--2.7%

iGATE Capital                                                                                    16,625  (a)             750,203

Metris Cos.                                                                                      61,875                2,405,391

Silicon Valley Bancshares                                                                        21,700  (a)           1,559,687

                                                                                                                       4,715,281

HEALTHCARE SERVICES--.1%

Heatheon/WebMD                                                                                    7,075                  162,725

MANUFACTURING--1.2%

Zomax                                                                                            33,975  (a)           2,046,994

MEDICAL SUPPLIES & EQUIPMENT--3.0%

MiniMed                                                                                          23,575  (a)           3,052,962

Nanogen                                                                                           9,850  (a)             334,900

Sybron International                                                                             64,325  (a)           1,865,425

                                                                                                                       5,253,287

OIL SERVICES--4.0%

BJ Services                                                                                      40,000  (a)           2,955,000

Nabor Industries                                                                                 48,125  (a)           1,867,852

Weatherford International                                                                        35,875  (a)           2,114,383

                                                                                                                       6,937,235

PHARMACEUTICALS--2.8%

Celgene                                                                                          12,725  (a)           1,266,933

Forest Laboratories                                                                              22,850  (a)           1,930,825

IDEC Pharmaceuticals                                                                              8,750  (a)             859,687

Regeneron Pharmaceuticals                                                                        28,700  (a)             848,444

                                                                                                                       4,905,889

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING & BROADCASTING--3.0%

Insight Communications                                                                           94,975                1,958,859

Radio One                                                                                        48,400                3,224,650

                                                                                                                       5,183,509

RETAIL--1.6%

Dollar Tree Stores                                                                               23,675  (a)           1,234,059

Focus Affiliates Warrants                                                                       102,500  (a)                   -

Men's Wearhouse                                                                                  51,050  (a)           1,512,356

                                                                                                                       2,746,415

SEMICONDUCTORS & EQUIPMENT--7.8%

ASM Lithography Holding                                                                          10,350  (a)           1,156,612

Brooks Automation                                                                                45,850  (a)           2,865,625

Cree                                                                                              7,050  (a)             795,769

Lam Research                                                                                     56,250  (a)           2,534,766

SDL                                                                                              15,450  (a)           3,288,919

Teradyne                                                                                         33,275  (a)           2,736,869

                                                                                                                      13,378,560

TELECOMMUNICATION EQUIPMENT--7.2%

ADTRAN                                                                                           14,500  (a)             861,844

CIENA                                                                                            23,425  (a)           2,954,478

Digital Microwave                                                                                99,675  (a)           3,376,491

Harris                                                                                          118,075                4,080,967

Tekelec                                                                                          29,875  (a)           1,109,109

                                                                                                                      12,382,889

TELECOMMUNICATION SERVICES--12.8%

Allegiance Telecom                                                                               26,975  (a)           2,174,859

Covad Communications Group                                                                       14,150  (a)           1,025,875

Crown Castle International                                                                       66,925  (a)           2,534,784

Inet Technologies                                                                                29,200                1,545,775

McLeodUSA, Cl. A                                                                                 27,250  (a)           2,311,141

Partner Communications, ADR                                                                     132,200                2,197,825

Pinnacle Holdings                                                                                24,000  (a)           1,326,000

Spectrasite Holdings                                                                            100,700  (a)           2,851,069

TeleCorp PCS                                                                                     42,875                2,218,781

Time Warner Telecom, Cl. A                                                                       22,550                1,792,725

Tritel                                                                                           52,875                2,022,469

                                                                                                                      22,001,303


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--1.3%

USFreightways                                                                                    59,775                2,237,827

UTILITIES--.8%

Calpine                                                                                          14,200  (a)           1,334,800

TOTAL COMMON STOCKS

   (cost $130,959,301)                                                                                               157,317,609
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--4.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

American Express Credit Corp.,

  6.35%, 4/3/00

   (cost $7,597,319)                                                                          7,600,000                7,597,319
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $138,556,620)                                                             95.6%              164,914,928

CASH AND RECEIVABLES (NET)                                                                         4.4%                7,564,574

NET ASSETS                                                                                       100.0%              172,479,502

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           138,556,620    164,914,928

Cash                                                                  4,685,145

Receivable for investment securities sold                             5,577,556

Receivable for shares of Common Stock subscribed                          1,970

Dividends and interest receivable                                         5,579

Prepaid expenses                                                         32,788

                                                                    175,217,966
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           160,161

Due to Premier Mutual Fund Services, Inc.                                25,873

Payable for investment securities purchased                           2,383,411

Payable for shares of Common Stock redeemed                              65,745

Accrued expenses                                                        103,724

                                                                      2,738,914
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      172,479,052
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     202,796,745

Accumulated investment (loss)                                         (656,205)

Accumulated net realized gain (loss) on investments                (56,019,796)

Accumulated net unrealized appreciation (depreciation)

   on investments-Note 4                                            26,358,308
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     172,479,052

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      170,327,458             1,186,781             935,596               28,088                1,129

Shares Outstanding                   12,922,072                93,230              72,859                2,134               85.837
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                         13.18                  12.73               12.84                13.16                13.15

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Six Months Ended March 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               316,830

Cash dividends                                                          64,989

TOTAL INCOME                                                           381,819

EXPENSES:

Management fee-Note 3(a)                                               587,264

Shareholder servicing costs-Note 3(c)                                  335,565

Directors' fees and expenses-Note 3(d)                                  27,402

Professional fees                                                       26,570

Prospectus and shareholders' reports                                    19,731

Custodian fees-Note 3(c)                                                17,395

Registration fees                                                       17,127

Distribution fees-Note 3(b)                                              3,479

Interest expense--Note 2                                                   485

Miscellaneous                                                            3,006

TOTAL EXPENSES                                                       1,038,024

INVESTMENT (LOSS)                                                    (656,205)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 4 ($):

Net realized gain (loss) on investments                             45,674,882

Net unrealized appreciation (depreciation) on investments           14,077,775

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              59,752,657

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                59,096,452

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        March 31, 2000(a)          Year Ended
                                              (Unaudited)  September 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (656,205)          (1,177,210)

Net realized gain (loss) on investments        45,674,882         (42,856,475)

Net unrealized appreciation
   (depreciation) on investments               14,077,775          74,458,889

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   59,096,452          30,425,204
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                216,339,478         430,006,751

Class B shares                                  1,009,073             248,030

Class C shares                                    773,515              70,596

Class R shares                                      5,638              12,535

Class T shares                                      1,000                  -

Cost of shares redeemed:

Class A shares                              (238,934,770)        (447,139,797)

Class B shares                                   (84,465)            (216,349)

Class C shares                                   (12,519)             (17,414)

Class R shares                                    (6,802)              (2,299)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (20,909,852)         (17,037,947)

TOTAL INCREASE (DECREASE) IN NET ASSETS       38,186,600           13,387,257
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                           134,292,452          120,905,195

END OF PERIOD                                 172,479,052          134,292,452

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO MARCH 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                           March 31, 2000          Year Ended
                                           (Unaudited)(a)  September 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                    20,712,245          50,297,987

Shares redeemed                              (22,780,691)         (52,184,629)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,068,446)         (1,886,642)
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        81,357              32,602

Shares redeemed                                   (7,316)             (26,803)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      74,041                5,799
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        64,904               8,244

Shares redeemed                                   (1,033)              (2,080)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      63,871                6,164
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           405                1,352

Shares redeemed                                     (595)                (282)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       (190)                1,070
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            86                    -

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO MARCH 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                            March 31, 2000                                Year Ended September 30,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         1999         1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                8.94          7.16         15.94          14.81         16.31         15.35

Investment Operations:

Investment income (loss)--net                         (.05)(a)      (.08)(a)      (.12)(a)       (.33)         (.12)          .40

Net realized and unrealized
   gain (loss) on investments                         4.29          1.86         (8.66)          1.46           .01          1.23

Total from Investment Operations                      4.24          1.78         (8.78)          1.13          (.11)         1.63

Distributions:

Dividends from investment
   income-net                                           --             --          --             --           (.28)         (.44)

Dividends from net realized
   gain on investments                                  --             --          --             --          (1.11)         (.23)

Total Distributions                                     --  --        --            --         (1.39)                       (.67)

Net asset value, end of period                      13.18           8.94          7.16         15.94          14.81        16.31
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                47.43(c)       24.86        (55.08)         7.63           (.71)       11.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                             .66(c)         1.41          1.24          1.20           1.11         1.03

Ratio of interest expense,
   loan committment fees
   and dividends on
   securities sold short to
   average net assets                                .00(c,d)        .00(d)        .19           .47            .39          .08

Ratio of net investment income
   (loss) to average net assets                     (.42)(c)        (.90)        (1.04)         1.44           (.66)        2.55

Portfolio Turnover Rate                           122.45(c)       165.12        106.58         76.28         131.43       298.60
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     170,327       134,027       120,782       405,599        480,638      572,077

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES LOAD.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%

SEE NOTES TO FINANCIAL STATEMENTS.




                                            Six Months Ended
                                              March 31, 2000                             Year Ended September 30,
                                                                     --------------------------------------------------------------

CLASS B SHARES                                    (Unaudited)        1999              1998             1997          1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                  8.67          7.01            15.74            14.73            14.84

Investment Operations:

Investment (loss)-net                                   (.10)(b)      (.15)(b)         (.22)(b)         (.22)            (.10)

Net realized and unrealized

   gain (loss) on investments                           4.16          1.81            (8.51)            1.23             (.01)

Total from
   Investment Operations                                4.06          1.66            (8.73)            1.01             (.11)

Net asset value, end of period                         12.73          8.67             7.01            15.74            14.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                   46.83(d)      23.68           (55.46)            6.86             (.74)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                1.10(d)       2.31             2.09             1.95             1.47(d)

Ratio of interest expense
   and loan committment fees
   to average net assets                                 .00(d,e)      .00(e)           .19              .43              .49(d)

Ratio of net investment (loss)

   to average net assets                                (.89)(d)     (1.81)           (1.89)           (2.22)           (1.40)(d)

Portfolio Turnover Rate                               122.45(d)     165.12           106.58            76.28           131.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                         1,187          166               94              276               13

(A) FROM JANUARY 3, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                            Six Months Ended
                                              March 31, 2000                            Year Ended September 30,
                                                                     --------------------------------------------------------------
CLASS C SHARES                                    (Unaudited)        1999              1998             1997          1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                  8.75          7.06            15.76            14.83            14.84

Investment Operations:

Investment (loss)-net (b)                              (.11)         (.15)             (.18)            (.37)            (.24)

Net realized and unrealized

   gain (loss) on investments                          4.20          1.84             (8.52)            1.30              .23

Total from
   Investment Operations                               4.09          1.69             (8.70)             .93             (.01)

Net asset value, end of period                        12.84          8.75              7.06            15.76            14.83
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                  46.74(d)      23.94            (55.20)            6.27             (.07)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                              1.07(d)        2.25              2.39             1.99             1.42(d)

Ratio of interest expense and
   loan committment fees to
   average net assets                                  .00(d,e)       .00(e)            .07              .53              .47(d)

Ratio of net investment (loss)
   to average net assets                              (.88)(d)      (1.70)            (1.90)           (2.37)           (1.32)(d)

Portfolio Turnover Rate                             122.45(d)      165.12            106.58            76.28           131.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                           936           79               20                2                1

(A) FROM JANUARY 3, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                            Six Months Ended
                                              March 31, 2000                              Year Ended September 30,
                                                                     ---------------------------------------------------------------
CLASS R SHARES                                    (Unaudited)        1999             1998             1997          1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                  8.93          7.16            16.02            14.84            14.84

Investment Operations:

Investment (loss)- net                                  (.05)(b)      (.10)(b)         (.15)(b)         (.10)            (.02)

Net realized and unrealized

   gain (loss) on investments                           4.28          1.87            (8.71)            1.28              .02

Total from
   Investment Operations                                4.23          1.77            (8.86)            1.18               --

Net asset value, end of period                         13.16          8.93             7.16            16.02            14.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       47.37(c)      24.72           (55.31)            7.95               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                 .63(c)       1.70             1.57              .76              .73(c)

Ratio of interest expense
   and loan commitment fees
   to average net assets                                 .00(c,d)      .00(d)           .16              .30              .35(c)

Ratio of net investment (loss)

   to average net assets                                (.40)(c)     (1.16)           (1.30)            (.90)            (.56)(c)

Portfolio Turnover Rate                               122.45(c)     165.12           106.58            76.28           131.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                            28            21                9               15                5

(A) FROM JANUARY 3, 1996 (COMMENCEMENT OF INITIAL OFFERING) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          For the period ended
                                                                March 31, 2000
CLASS T SHARES                                                  (Unaudited)(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  11.65

Investment Operations:

Investment (loss)-net                                                  (.05)(b)

Net realized and unrealized gain (loss)

  on investments                                                       1.55

Total from Investment Operations                                       1.50

Net asset value, end of period                                        13.15
-------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      12.88(c)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio operating expenses to average net assets                          .44(c)

Ratio of net investment (loss)

  to average net assets                                                (.37)(c)

Portfolio Turnover Rate                                              122.45(c)

Net Assets, end of period ($ x 1,000)                                  1

(A)  FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO MARCH 31, 2000

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Aggressive Growth Fund (the "fund") is a separate diversified series of Dreyfus Premier Equity Fund' s, Inc., (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund's investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On September 13, 1999, the Board of Directors approved the addition of Class T shares, which became effective February 1, 2000.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $3,891 during the period ended March 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $88,629,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1999. The amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $2,409,000 of the carryover expires in fiscal 2004 and $86,220,000 expires in 2007.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended March 31, 2000 was approximately $14,200, with a related weighted average annualized interest rate of 6.82%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses allocable to Class A, exclusive of taxes, interest on borrowings (which, in the view of Stroock & Stroock & Lavan LLP, counsel to the fund, also includes loan commitment fees and dividends on securities sold short), brokerage commissions and extraordinary expenses, exceed 11_2% of the average value of Class A net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. No expense reimbursement was required for the period ended March 31, 2000 pursuant to the agreement.

DSC retained $6,472 during the period ended March 31, 2000 from commissions earned on sales of fund shares.

(b) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the average value of the daily net assets of Class T shares. During the period ended March 31, 2000, Class B, Class C and Class T shares were charged $1,925 and $1,553 and $1, respectively, pursuant to the Plan, of which $238 and $218 for Class B and Class C shares, respectively, were paid to DSC.


(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2000, Class A, Class B, Class C and Class T shares were charged $194,563, $642, $518 and $1, respectively, pursuant to the Shareholder Services Plan, of which $13,191, $79 and $73 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $97,989 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2000, the fund was charged $17,395 pursuant to the custody agreement.

(d) Each Director, who is not an "affiliated person" as defined in the Act, is a Board member of one or more funds comprising a certain group of funds ("Fund Group" ) within the Dreyfus complex. Effective January 1, 2000, for their participation as a Director in a Fund Group, each such Director receives an annual fee of $40,000, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each director who was not an "affiliated person" as defined in the Act received from the fund an
annual    fee

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of $4,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2000, amounted to $172,209,731 and $186,123,426, respectively.

At  March  31,  2000, accumulated net unrealized appreciation on investments was
$26,358,308,   consisting  of  $40,571,155  gross  unrealized  appreciation  and
$14,212,847 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Premier Aggressive Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian
                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor
                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   009SA003


Dreyfus

Premier Emerging Markets Fund

SEMIANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                       Dreyfus Premier Emerging

                                                                   Markets Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Emerging Markets Fund, covering the six-month period from October 1, 1999 through March 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Daniel Beneat.

When the reporting period began, it had become apparent that global economic growth was substantially stronger than many analysts had expected. In fact, emerging market countries generally had already rebounded sharply from 1998's global currency and credit crisis. The rally continued through the fourth quarter of 1999 and into the first quarter of 2000, before peaking in early March. The remainder of March saw high levels of volatility as emerging market countries generally gave back a portion of their year-to-date gains.

We  appreciate  your confidence over the past six months, and we look forward to
your   continued  participation  in  Dreyfus  Premier  Emerging  Markets  Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Daniel Beneat, Portfolio Manager

How did Dreyfus Premier Emerging Markets Fund perform relative to its benchmark

For the six-month period ended March 31, 2000, Dreyfus Premier Emerging Markets Fund Class A shares produced a 42.98% total return, Class B shares returned 42.36% , Class C shares returned 42.38% and Class R shares returned 43.16%.(1) This compares with the 28.48% total return provided by the Morgan Stanley Capital International Emerging Markets Free Index (MSCI/EMF) for the same period.(2)

From its February 1, 2000 inception through March 31, 2000, the fund's Class T shares produced a total return of 6.48%.(1)

We attribute the fund's strong performance during the period to a continuation of the economic and market recoveries that have occurred in emerging markets and to the success of our individual stock selection strategy within those markets. It is noteworthy that these total returns were produced with considerable volatility during the second half of the reporting period. However, we are pleased to report that the fund generated positive returns during that time. Investing in this segment of the market can be volatile and it is important for
investors    to    maintain    a    long-term    perspective.

What is the fund's investment approach?

The fund seeks to achieve long-term capital growth by investing in the stocks of companies organized, or with a majority of their assets or businesses, in emerging market countries. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

When selecting stocks for the fund, we use a macroeconomic, "top-down" country allocation approach. We strive to identify and forecast key trends in global economic variables, such as gross domestic product, inflation and interest
rates;    investment    themes,    such    as    the    impact

                                                                        The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; and long-term trends in currency movements.

In addition, we use a "bottom-up" approach to company and sector analysis, focusing on companies that have exhibited strong growth and that we believe are reasonably valued. The "bottom-up" approach evaluates growth factors for each company such as revenue prospects, operating cash flow, ability to achieve consistent earnings, and management' s ability to achieve higher operating margins.

What other factors influenced the fund's performance?

Over the past six months the fund has benefited from market conditions in emerging market countries that have exhibited a great deal of resiliency. In some cases during the reporting period, individual markets have retraced all of their losses from the 1997/1998 Asian currency and credit crisis. Leading the way was the Russian market. As oil prices rose during the period, our investments in Russian oil and gas companies helped drive performance. In addition, new leadership in Russia has reduced political turmoil and has
fostered    a    newfound    optimism    regarding    countrywide    reform.

In Asia, we are most pleased with the fund's investments in Taiwan, which are almost all telecommunications- and technology-oriented. After quickly recovering from a severe earthquake last fall, the Taiwanese government focused a great deal of its energies on having its technology sector recognized as one of the best in the world. It accomplished this by continuing to provide outsourcing services for numerous large semiconductor companies in the United States, Europe
and    Japan.

Latin America also exhibited strong growth, particularly in Mexico and Brazil. The Mexican economy is improving so rapidly that Moody's Investors Service recently upgraded Mexico's bonds to investment grade. Many of the fund's Mexican banks produced positive returns because of increased investor confidence in their financial system. In Brazil, the economy continued to grow and we are pleased by the strong gains achieved by many of the fund's holdings within the
telecommunications    area.


What is the fund's current strategy?

In an attempt to increase portfolio diversification, over the past year we have gradually increased the number of holdings in the fund. As of March 31, 2000, the fund had 106 holdings, compared to 81 holdings at the beginning of the reporting period. Given the strong recovery in emerging markets, we are looking to emphasize those countries that, in our view, are well positioned for such an environment. Accordingly, we have increased our exposure in Taiwan, Mexico, Brazil and Russia and decreased our weightings in Argentina, Venezuela and Colombia.

We are also pleased that the fund recently received local approval to invest in India, a country that continued to perform exceptionally well during the period. We are particularly excited about investment opportunities in software, telecommunications and media-oriented companies, many of which appear undervalued in our opinion. Like Taiwan, which specializes in outsourced manufacturing of semiconductors, India is quickly making a name for itself in producing software for major U.S. and international companies. We currently plan to opportunistically seek out those software companies in India that we believe
have    the    potential    to    be    tomorrow'   s    leaders.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASES OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASES OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (MSCI/EMF) IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN, AND INCLUDES GROSS DIVIDENDS REINVESTED.

   THE FUND'S RETURNS ARE HISTORICAL FOR THE PERIODS NOTED AND ARE NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY AND INTEREST-RATE CHANGES, AMONG OTHER FACTORS, CAN DRAMATICALLY AFFECT A FUND'S SHORT-TERM RETURNS. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CAREFULLY REVIEW THE PROSPECTUS FOR THE FUND'S INVESTMENT APPROACH, FEES, AND THE RISKS OF INVESTING, AND SHOULD REVIEW THE FUND'S PERFORMANCE OVER TIME. INVESTORS SHOULD CONTACT DREYFUS OR THEIR FINANCIAL REPRESENTATIVE FOR MORE INFORMATION, INCLUDING THE FUND'S MOST RECENT PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--96.1%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--9.1%

Aracruz Celulose, ADR                                                                             3,000  (a)              63,563

Companhia Paranaense de Energia-Copel, ADR                                                        5,000                   42,500

Companhia Siderurgica Nacional, ADR                                                               5,500                  193,187

Petroleo Brasileiro                                                                                 200                   50,691

Tele Norte Leste Participacoes, ADR                                                               4,000                  106,500

Uniao de Bancos Brasileiros, GDR                                                                  4,400                  139,700

                                                                                                                         596,141

CHILE--1.0%

Enersis, ADR                                                                                      1,500                   30,469

Santa Isabel, ADR                                                                                 3,000                   32,344

                                                                                                                          62,813

CHINA--.5%

Shanghai Petrochemical, ADR                                                                       3,200                   35,600

CZECH REPUBLIC--1.5%

Ceske Radiokomunikace, GDR                                                                        1,000  (a)              51,550

Cesky Telecom, GDR                                                                                2,000  (a)              43,700

                                                                                                                          95,250

GREECE--3.7%

Alpha Credit Bank                                                                                 5,600  (a)              93,520

Hellenic Telecommunications Organization                                                          1,000                   28,417

National Bank of Greece                                                                           1,100                   77,164

Stet Hellas Telecommunications, ADR                                                               1,600  (a)              46,000

                                                                                                                         245,101

HONG KONG--7.7%

ASM Pacific Technology                                                                           30,000                  101,712

Cathay Pacific Airways                                                                           11,000                   16,316

China Telecom, ADR                                                                                  390  (a)              69,128

Computer & Technolgies Holdings                                                                  10,000  (a)              19,264

E-New Media                                                                                     100,000  (a)              32,427

HSBC                                                                                              8,400                   98,167

Henderson Land Development                                                                       12,000                   56,558

Sun Hung Kai Properties                                                                           8,000                   69,349

Sunevision                                                                                       10,000  (a)              16,695

TCC Hong Kong Cement                                                                            100,000                   29,216

                                                                                                                         508,832


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HUNGARY--1.6%

MOL Magyar Olaj-es Gazipari, GDR                                                                  1,500                   29,025

Magyar Tavkozlesi, ADR                                                                            1,750                   78,094

                                                                                                                         107,119

INDIA--9.7%

Global Tele-Systems                                                                               2,000                  101,493

Himachal Futuristic Communications                                                                3,000                  116,480

Leading Edge Systems                                                                              2,000                   91,571

Polaris Software Lab                                                                              2,000                   86,821

Sterlite Industries                                                                               4,000                   71,606

Sun Pharmaceutical Industries                                                                     3,000                   44,037

Videsh Sanchar Nigam, GDR                                                                         1,200                   31,740

Zee Telefilms                                                                                     4,000                   93,761

                                                                                                                         637,509

INDONESIA--.6%

PT Astra International                                                                           40,000  (a)              19,155

PT Gudang Garam                                                                                   5,000                    9,544

PT Hanjaya Mandala Sampoerna                                                                      8,000  (a)              13,316

                                                                                                                          42,015

ISRAEL--1.9%

Bank Hapoalim                                                                                     6,700                   21,334

Bank Leumi Le-Israel                                                                              9,500                   21,996

Bezeq Israeli Telecommunication                                                                  15,000                   81,037

                                                                                                                         124,367

MALAYSIA--2.3%

Malaysian Pacific Industries                                                                      5,000                   65,739

Tenaga Nasional                                                                                  25,000                   82,495

                                                                                                                         148,234

MEXICO--11.8%

Alfa                                                                                             12,200                   46,804

Cemex, Cl. CPO                                                                                   10,000                   45,496

Coca-Cola Femsa, ADR                                                                              3,000                   55,687

Corporacion Interamericana de Entretenimiento, Cl. B                                             12,898  (a)              64,953

Desc, ADR                                                                                         2,200  (a)              33,000

Fomento Economico Mexicano, ADR                                                                   1,000                   45,000

Grupo Financiero Banamex Accival, Cl. O                                                          12,000  (a)              55,114

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEXICO (CONTINUED)

Grupo Financiero Bancomer, Cl. O                                                                120,000                   67,953

Grupo Isma, ADR                                                                                   6,500                   83,281

Grupo Radio Centro, ADR                                                                           4,000                   53,750

Grupo Televisa, GDR                                                                                 500  (a)              34,000

Panamerican Beverages, ADR                                                                        3,000                   52,875

Telefonos de Mexico, Cl. L, ADR                                                                   2,000                  134,000

                                                                                                                         771,913

PERU--.7%

Credicorp                                                                                         4,400                   47,575

PHILIPPINES--.3%

Equitable PCI Bank                                                                                4,600                    6,595

Manila Electric                                                                                   7,500                   13,123

                                                                                                                          19,718

POLAND--1.4%

Elektrim Spolka Akcyjna                                                                           1,800  (a)              26,153

KGHM Polska Miedz, GDR                                                                            4,000                   64,000

                                                                                                                          90,153

RUSSIA--2.3%

OAO Lukoil, ADR                                                                                   1,400                   87,850

Surgutneftegaz, ADR                                                                               1,500                   20,063

Vimpel-Communications, ADR                                                                        1,000  (a)              42,313

                                                                                                                         150,226

SINGAPORE--3.2%

Asia Pulp & Paper, ADR                                                                            2,500  (a)              18,437

DBS Group                                                                                         8,000                  105,645

NatSteel                                                                                         18,000                   42,071

Neptune Orient Lines                                                                             20,000  (a)              17,646

Overseas Union Bank                                                                               6,000                   26,995

                                                                                                                         210,794

SOUTH AFRICA--5.6%

Anglovaal Industries                                                                             50,000                   48,255

Anglovaal Mining                                                                                  4,000                   28,800

DataTec                                                                                           3,000                   53,310

De Beers, ADR                                                                                     2,000  (a)              45,875

Profurn                                                                                          75,691                   52,526

Sappi                                                                                             9,600                   74,414

Sasol, ADR                                                                                       10,000                   65,000

                                                                                                                         368,180


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA--10.6%

H & CB, GDR                                                                                       1,700                   32,938

Hite Brewery                                                                                      1,664  (a)              37,187

Korea Electric Power, ADR                                                                         7,000                  110,687

Korea Telecom, ADR                                                                                2,000                   87,500

Pohang Iron & Steel, ADR                                                                          3,600                   99,000

SK                                                                                                2,600                   59,986

SK Telecom, ADR                                                                                   3,000                  117,000

Samsung Electronics                                                                                 350                  106,085

Trigem Computer                                                                                     594                   45,951

                                                                                                                         696,334

TAIWAN--13.2%

Acer Peripherals                                                                                 30,000                  150,838

Bank Sinopac                                                                                     24,976                   15,759

China Steel, GDR                                                                                  2,500                   35,313

Far Eastern Textile                                                                              35,310                   73,103

Hitron Technology                                                                                10,000  (a)              91,686

Pacific Electrical Wire & Cable                                                                  21,000  (a)              26,914

Procomp Informatics                                                                              20,000  (a)             193,230

Siliconware Precision Industries, GDR                                                             4,305  (a)              58,656

Taiwan Semiconductor Manufacturing, ADR                                                           2,500  (a)             142,500

United Microelectronics                                                                          20,000  (a)              77,555

                                                                                                                         865,554

THAILAND--1.3%

Samart Corp.                                                                                     40,000  (a)              35,700

Thai Rung Union Car                                                                              50,000                   48,922

                                                                                                                          84,622

TURKEY--4.1%

Akbank, GDR                                                                                      25,000                   91,875

Haci Omer Sabanci, GDR                                                                            6,000                   88,500

Tansas Izmir Buyuksehir Belediyesi Ic ve Dis Ticaret                                            400,000  (a)              86,564

                                                                                                                         266,939

UNITED KINGDOM--1.1%

Antofagasta Holdings                                                                             12,000                   75,499

VENEZUELA--.9%

Compania Anonima Nacional Telefonos

   de Venezuela, ADR                                                                              2,000                   58,000

TOTAL COMMON STOCKS

   (cost $5,782,069)                                                                                                   6,308,488

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS--2.8%                                                                           Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL:

Banco do Estado de Sao Paulo                                                                        400  (a)              16,198

Caemi Mineracao e Metalurgica                                                                     1,000                   89,286

Companhia Siderurgica de Tubarao                                                                  5,000  (a)              78,629

TOTAL PREFERRED STOCKS

   (cost $114,330)                                                                                                       184,113
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,896,399)                                                               98.9%                6,492,601

CASH AND RECEIVABLES (NET)                                                                         1.1%                   74,600

NET ASSETS                                                                                       100.0%                6,567,201

A NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  5,896,399    6,492,601

Cash                                                                    439,504

Cash denominated in foreign currencies                    137,198       138,638

Receivable for investment securities sold                                32,546

Receivable for shares of Common Stock subscribed                         18,440

Dividends receivable                                                     18,178

Prepaid expenses                                                         22,426

                                                                      7,162,333
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                               776

Due to Premier Mutual Fund Services, Inc.                                 2,305

Payable for investment securities purchased                             575,033

Payable for shares of Common Stock redeemed                                 150

Accrued expenses                                                         16,868

                                                                        595,132
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,567,201
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,286,537

Accumulated undistributed investment (loss)                            (29,752)

Accumulated net realized gain (loss) on investments and

   foreign currency transactions                                       712,808

Accumulated net unrealized appreciation (depreciation)

   on investments and foreign currency transactions                    597,608
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       6,567,201

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        3,101,173             2,113,043           1,250,711              101,209              1065.23

Shares Outstanding                      184,600               127,485              75,213                6,006               63.492
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          16.80                 16.57              16.63                 16.85                16.78

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Six Months Ended March 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,209 foreign taxes withheld at source)         29,299

Interest                                                                 4,147

TOTAL INCOME                                                            33,446

EXPENSES:

Management fee--Note 3(a)                                               28,393

Custodian fees                                                          21,642

Registration fees                                                       20,134

Audit fees                                                              13,266

Shareholder servicing costs--Note 3(c)                                  10,399

Distribution fees--Note 3(b)                                             7,028

Prospectus and shareholders' reports                                     4,927

Directors' fees and expenses--Note 3(d)                                    561

Legal fees                                                                 131

Loan commitment fees--Note 2                                                 8

Miscellaneous                                                            2,427

TOTAL EXPENSES                                                         108,916

Less--expense reimbursement due to undertaking--Note 3(a)               50,936

NET EXPENSES                                                            57,980

INVESTMENT (LOSS)                                                     (24,534)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                       880,166

Net realized gain (loss) on forward currency exchange contracts            499

NET REALIZED GAIN (LOSS)                                               880,665

Net unrealized appreciation (depreciation) on investments and foreign
   currency transactions                                               459,250

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,339,915

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,315,381

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        March 31, 2000(a)          Year Ended

                                              (Unaudited)  September 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                    (24,534)             (10,612)

Net realized gain (loss) on investments           880,665             510,762

Net unrealized appreciation (depreciation)
   on investments                                 459,250             318,405

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,315,381             818,555
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --             (8,004)

Class B shares                                         --               (883)

Class C shares                                         --               (464)

Class R shares                                         --             (1,296)

TOTAL DIVIDENDS                                        --            (10,647)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,453,823            719,143

Class B shares                                  1,518,530          1,317,475

Class C shares                                    979,039            263,874

Class R shares                                     92,600              1,000

Class T shares                                      1,000                --

Dividends reinvested:

Class A shares                                         --              8,004

Class B shares                                         --                883

Class C shares                                         --                464

Class R shares                                         --              1,296

Cost of shares redeemed:

Class A shares                                (1,780,842)            (471,947)

Class B shares                                  (284,655)            (979,889)

Class C shares                                  (273,986)             (60,989)

Class R shares                                  (174,999)             (60,000)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  2,530,510              739,314

TOTAL INCREASE (DECREASE) IN NET ASSETS        3,845,891            1,547,222
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             2,721,310          1,174,088

END OF PERIOD                                   6,567,201          2,721,310

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO MARCH 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                           March 31, 2000          Year Ended

                                           (Unaudited)(a)  September 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       160,121              62,781

Shares issued for dividends reinvested                 --               1,016

Shares redeemed                                 (113,541)             (39,398)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      46,580              24,399
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        96,294              114,896

Shares issued for dividends reinvested                 --                  112

Shares redeemed                                  (18,420)             (82,097)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      77,874              32,911
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        59,952              22,322

Shares issued for dividends reinvested                 --                  59

Shares redeemed                                  (18,032)              (5,088)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      41,920              17,293
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         6,006                100

Shares issued for dividends reinvested                 --                164

Shares redeemed                                  (11,301)              (4,963)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (5,295)              (4,699)
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            63                 --

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO MARCH 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                           Six Months Ended
                                                                             March 31, 2000               Year Ended September 30,
                                                                                                        ---------------------------

CLASS A SHARES                                                                    (Unaudited)           1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    11.75           7.24             12.50

Investment Operations:

Investment income (loss)--net                                                            (.07)(b)       (.04)(b)           .04

Net realized and unrealized gain (loss)

   on investments                                                                        5.12           4.62              (5.30)

Total from Investment Operations                                                         5.05           4.58              (5.26)

Distributions:

Dividends from investment income--net                                                      --           (.07)               --

Net asset value, end of period                                                          16.80          11.75               7.24
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                    42.98(d)       63.71             (42.08)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                  1.12(d)        2.25              1.15(d)

Ratio of net investment income (loss)

   to average net assets                                                                 (.42)(d)       (.37)              .35(d)

Decrease reflected in above expense ratios

   due to undertaking by The Dreyfus Corporation                                         1.14(d)        7.26              2.44(d)

Portfolio Turnover Rate                                                                 74.04(d)      194.20            234.00(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   3,101          1,622               822

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            Six Months Ended
                                                                              March 31, 2000            Year Ended September 30,
                                                                                                        ----------------------

CLASS B SHARES                                                                    (Unaudited)           1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    11.64           7.21          12.50

Investment Operations:

Investment income (loss)--net                                                            (.11)(b)       (.12)(b)        .00(c)

Net realized and unrealized gain (loss)

   on investments                                                                        5.04           4.59          (5.29)

Total from Investment Operations                                                         4.93           4.47          (5.29)

Distributions:

Dividends from investment income-net                                                       --           (.04)           --

Net asset value, end of period                                                          16.57          11.64           7.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                                                    42.36(e)       62.29         (42.32)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                  1.50(e)        3.00           1.54(e)

Ratio of net investment (loss)

   to average net assets                                                                 (.71)(e)      (1.10)          (.04)(e)

Decrease reflected in above expense ratios

   due to undertaking by The Dreyfus Corporation                                         1.11(e)        7.60           2.48(e)

Portfolio Turnover Rate                                                                 74.04(e)      194.20         234.00(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   2,113           578             120

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN$.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                            Six Months Ended
                                                                              March 31, 2000             Year Ended September 30,
                                                                                                        -------------------------

CLASS C SHARES                                                                    (Unaudited)           1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    11.68           7.21            12.50

Investment Operations:

Investment income (loss)--net                                                            (.11)(b)       (.11)(b)          .00(c)

Net realized and unrealized gain (loss)

   on investments                                                                        5.06           4.61            (5.29)

Total from Investment Operations                                                         4.95           4.50            (5.29)

Distributions:

Dividends from investment income-net                                                       --           (.03)             --

Net asset value, end of period                                                          16.63          11.68             7.21
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                                                    42.38(e)       62.59           (42.32)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                  1.50(e)        3.00             1.53(e)

Ratio of net investment (loss)

   to average net assets                                                                 (.70)(e)      (1.21)            (.03)(e)

Decrease reflected in above expense ratios

   due to undertaking by The Dreyfus Corporation                                         1.07(e)        7.65             2.43(e)

Portfolio Turnover Rate                                                                 74.04(e)      194.20           234.00(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   1,251           389               115

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            Six Months Ended
                                                                              March 31, 2000              Year Ended September 30,
                                                                                                        -------------------------

CLASS R SHARES                                                                    (Unaudited)           1999            1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    11.77           7.25            12.50

Investment Operations:

Investment income (loss)- net                                                            (.06)(b)       (.01)(b)          .05

Net realized and unrealized gain (loss)

   on investments                                                                        5.14           4.61            (5.30)

Total from Investment Operations                                                         5.08           4.60            (5.25)

Distributions:

Dividends from investment income-net                                                       --           (.08)              --

Net asset value, end of period                                                          16.85          11.77             7.25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                        43.16(c)       64.01           (42.00)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                  1.00(c)        2.00             1.03(c)

Ratio of net investment income (loss)

   to average net assets                                                                 (.41)(c)       (.08)             .47(c)

Decrease reflected in above expense ratios

   due to undertaking by The Dreyfus Corporation                                         1.15(c)        6.93             2.44(c)

Portfolio Turnover Rate                                                                 74.04(c)      194.20           234.00(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     101           133               116

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30,1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                      For the period ended,
                                                             March 31, 2000
CLASS T SHARES                                                (Unaudited)(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  16.11

Investment Operations:

Investment (loss)-- net                                                (.02)(b)

Net realized and unrealized gain (loss) on investments                  .69

Total from Investment Operations                                        .67

Distributions:

Dividends from investment income-net                                     --

Net asset value, end of period                                        16.78
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                   6.48(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .41(d)

Ratio of net investment (loss) to average net assets                   (.12)(d)

Decrease reflected in above expense ratios

  due to undertaking by The Dreyfus Corporation                        .23(d)

Portfolio Turnover Rate                                              74.04(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     1

(A)  FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO MARCH 31, 2000

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Emerging Markets Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering four series. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

On September 13, 1999, the Board of Directors approved the addition of Class T shares, which became effective February 1, 2000.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly owned subsidiary of the Manager,became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.


The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,249 during the period ended March 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $140,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2007.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken from October 1, 1999 through September 30, 2000 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage fees, interest on borrowings, loan commitment fees and extraordinary expenses exceed an annual rate of 2% of the value of the fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $50,936 during the period ended March 31, 2000.

(b) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1%, of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended March 31, 2000, Class B, Class C and Class T shares were charged $4,569, $2,458 and $1, respectively, pursuant to the Plan, of which $415 and $243 for Class B and Class C shares, respectively, were paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2000, Class A, Class B, Class C, and Class T shares were charged $3,173, $1,523, $819 and $1, respectively, pursuant to the Shareholder Services Plan, of which $219, $138 and $81 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $1,834 pursuant to the transfer agency agreement.

(d) Each Director, who is not an "affiliated person" as defined in the Act, is a Board member of one or more funds comprising a certain group of funds ("Fund Group" ) within the Dreyfus complex. Effective January 1, 2000, for their participation as a Director in a Fund Group, each such Director receives an annual fee of $40,000, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each director who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.


(e) During the period ended March 31, 2000, the fund incurred total brokerage commissions of $29,731, of which $35, was paid to Drefus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2000, amounted to $5,685,813 and $3,217,333, respectively.

At March 31, 2000, accumulated net unrealized appreciation on investments was $596,202, consisting of $1,012,622 gross unrealized appreciation and $416,420 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Emerging Markets Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian
                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor
                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                               329/678SA003


Dreyfus

Premier Growth and Income Fund

SEMIANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                         Growth and Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Growth and Income Fund, covering the six-month period from October 1, 1999 through March 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

The past six months have been highly volatile -- but generally rewarding -- for investors in large-cap U.S. stocks. While the market's advance through the fourth quarter of 1999 was led primarily by technology stocks and large-cap growth stocks in a fast-growing economy, the large-capitalization sector of the stock market corrected substantially during the first two months of 2000, causing small- and mid-cap stocks to generally outperform large-capitalization stocks.

In March, investor sentiment appeared to shift once more, and large companies generally provided higher returns than small- and mid-cap companies. In fact, every economic sector in the large-cap market, as represented by the Standard & Poor' s 500 Composite Stock Price Index, produced positive returns in March, reversing the extreme narrowness of the market that had prevailed during most of the reporting period. Large-cap technology stocks, which had dominated the stock market as a group during most of the reporting period, displayed high levels of volatility but relatively modest returns. While it is too soon to determine whether the broadening of the market is likely to persist, we believe that it is a positive sign for the stock market overall.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Growth and Income Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Premier Growth and Income Fund perform relative to its benchmark?

For the six-month period ended March 31, 2000, Dreyfus Premier Growth and Income Fund produced a total return of 17.01% for Class A shares, 16.56% for Class B shares, 16.59% for Class C shares, and 17.11% for Class R shares.(1) In comparison, the fund' s benchmark, the Standard & Poor's 500 Composite Stock Price Index (" S& P 500" ), produced a total return of 17.50% for the same period.(2)

From its February 1, 2000 inception through March 31, 2000, the fund's Class T shares produced a total return of 7.05%.(1)

We attribute the fund' s positive performance primarily to strength in the volatile technology sector, which accounted for most of the returns generated by the fund and the S& P 500. Our performance relative to the S&P 500 suffered slightly as a result of weakness among value-oriented stocks, to which the fund
had   more   exposure   than   the   Index  throughout  the  reporting  period.

What is the fund's investment approach?

The fund invests primarily in low and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. We use fundamental analysis to create a broadly diversified, value-tilted portfolio that generally exhibits a weighted average price-to-earnings ratio less than, and a long-term projected earnings growth rate greater than, that of the S&P 500.

We examine each company' s fundamentals, together with economic and industry trends. We then gauge a stock's relative value primarily by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by an array of financial and business data. Typically, we look for companies
with    strong    positions    in    their    industries     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

that we believe offer potential for advantageous business developments or the prospect for other changes the market is likely to view favorably.

What other factors influenced the fund's performance?

The fund' s performance was generally supported by the investment environment that prevailed during the period. Robust consumer spending, low rates of inflation and technology-driven productivity gains powered the U.S. economy to its longest peacetime expansion in history. Stock markets benefited from the economy' s strong growth, particularly the fast-growing technology sector. Although the fund had fewer technology investments compared to the S&P 500, our individual stock selections in the technology sector performed relatively strongly. The fund benefited from investments in companies providing products and services to facilitate build-out of wireless communications systems and the Internet. Our holdings included software providers, such as Oracle; semiconductor manufacturers, such as LSI Logic; and cellular equipment providers, such as Ericsson (LM) Telephone.

Interest rates rose, a condition that generally undermines financial stocks. The financial services sector contributed positively to the fund's performance over the past six months. Interest-rate concerns were offset by the favorable impact of a strong global economic recovery on the revenues of financial companies. Greater activity in the financial markets also boosted the revenues of investment companies, including such holdings as Citigroup and Morgan Stanley Dean Witter.

Nevertheless, rising interest rates negatively affected most market sectors. The Federal Reserve Board raised interest rates during the period, in an effort to slow the U.S. economy and forestall a future rise in inflation. Consumer cyclical stocks, such as building materials producers and specialty retail companies, were hurt by fears that economic growth and consumer spending might slow in response to rising interest rates. Consumer staples stocks also suffered from product-pricing issues and potential competition from the Internet.


What is the fund's current strategy?

The market has recently appeared to largely ignore most traditional measures of a company' s intrinsic worth, expanding the gap between the values of growth stocks and value stocks. As a result, recent performance of value stocks has
been    disappointing.

However, we continue to believe it more important to maintain the disciplined approach that is the foundation of our broadly diversified, value-tilted portfolio. We believe that some reasonably valued stocks of fast-growing companies in technology and other sectors offer attractive investment opportunities. Therefore, we have continued to focus on such stocks, selling holdings that rise above reasonable valuations while looking for additional investment opportunities.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASES OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASES OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

   THE FUND'S RETURNS ARE HISTORICAL FOR THE PERIODS NOTED AND ARE NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY AND INTEREST-RATE CHANGES, AMONG OTHER FACTORS, CAN DRAMATICALLY AFFECT A FUND'S SHORT-TERM RETURNS. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CAREFULLY REVIEW THE PROSPECTUS FOR THE FUND'S INVESTMENT APPROACH, FEES, AND THE RISKS OF INVESTING, AND SHOULD REVIEW THE FUND'S PERFORMANCE OVER TIME. INVESTORS SHOULD CONTACT DREYFUS OR THEIR FINANCIAL REPRESENTATIVE FOR MORE INFORMATION, INCLUDING THE FUND'S MOST RECENT PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--96.7%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--.9%

At Home, Cl. A                                                                                    2,500  (a)              82,344

McGraw-Hill Cos.                                                                                 11,200                  509,600

Valassis Communications                                                                           8,500  (a)             283,156

                                                                                                                         875,100

CONSUMER DURABLES--1.3%

Ford Motor                                                                                        8,700                  399,656

General Motors                                                                                    7,000                  579,687

Leggett & Platt                                                                                  12,800                  275,200

                                                                                                                       1,254,543

CONSUMER NON-DURABLES--3.4%

Anheuser-Busch Cos.                                                                               6,000                  373,500

Estee Lauder, Cl. A                                                                               5,600                  280,350

Intimate Brands                                                                                   8,000                  328,000

Kimberly-Clark                                                                                   11,000                  616,000

PepsiCo                                                                                          33,500                1,157,844

Procter & Gamble                                                                                  9,400                  528,750

                                                                                                                       3,284,444

CONSUMER SERVICES--5.5%

AMFM                                                                                              6,000  (a)             372,750

Adelphia Communications, Cl. A                                                                    8,800  (a)             431,200

CBS                                                                                              20,000  (a)           1,132,500

Carnival                                                                                          2,000                   49,625

Cendant                                                                                          51,800  (a)             958,300

Clear Channel Communications                                                                      4,000  (a)             276,250

Gannett                                                                                           7,000                  492,625

Infinity Broadcasting, Cl. A                                                                      8,750  (a)             283,282

McDonald's                                                                                        4,500                  169,031

Time Warner                                                                                      11,700                1,170,000

                                                                                                                       5,335,563

ELECTRONIC DATA PROCESSING--6.4%

Apple Computer                                                                                    3,400  (a)             461,763

Compaq Computer                                                                                  26,000                  692,250

Hewlett-Packard                                                                                   7,300                  967,706

International Business Machines                                                                  16,000                1,888,000

Lexmark International Group, Cl. A                                                               11,100  (a)           1,173,825

Sun Microsystems                                                                                  6,000  (a)             562,219

Unisys                                                                                           14,000  (a)             357,000

                                                                                                                       6,102,763



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY--16.7%

American Tower, Cl. A                                                                            14,600  (a)             720,874

Applied Materials                                                                                16,000  (a)           1,508,000

Boeing                                                                                           12,000                  455,250

Cabletron Systems                                                                                15,500  (a)             454,344

Computer Sciences                                                                                15,600  (a)           1,234,350

Ericsson (LM) Telephone, Cl. B, ADR                                                              11,000                1,031,937

General Dynamics                                                                                  6,000                  298,500

Intel                                                                                            29,100                3,839,381

LSI Logic                                                                                        12,000  (a)             871,500

Motorola                                                                                          9,000                1,281,375

National Semiconductor                                                                           14,400  (a)             873,000

Nortel Networks                                                                                   9,000                1,134,000

3COM                                                                                              4,000  (a)             222,500

Teradyne                                                                                         15,000  (a)           1,233,750

Texas Instruments                                                                                 3,000                  480,000

United Technologies                                                                               7,000                  442,312

                                                                                                                      16,081,073

ENERGY MINERALS--5.4%

Burlington Resources                                                                              4,000                  148,000

Conoco, Cl. A                                                                                    19,000                  467,875

Exxon Mobil                                                                                      20,100                1,564,031

Kerr-McGee                                                                                        3,800                  219,450

Royal Dutch Petroleum, ADR                                                                       30,000                1,726,875

Texaco                                                                                           16,600                  890,175

USX-Marathon Group                                                                                8,000                  208,500

                                                                                                                       5,224,906

FINANCE--15.0%

American Express                                                                                  3,800                  565,962

American General                                                                                  6,300                  353,587

American International Group                                                                     13,651                1,494,784

Associates First Capital, Cl. A                                                                  16,000                  343,000

Bank of America                                                                                  13,200                  692,175

Bank of New York                                                                                 12,000                  498,750

Chase Manhattan                                                                                  16,000                1,395,000

Citigroup                                                                                        38,050                2,256,841

Federal Home Loan Mortgage                                                                       17,400                  768,863

Federal National Mortgage Association                                                            22,800                1,286,775

Fleet Boston Financial                                                                           12,028                  439,022

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Household International                                                                           4,400                  164,175

John Hancock Financial Services                                                                  17,200  (a)             310,675

Morgan (J.P.)                                                                                     4,000                  527,000

Morgan Stanley Dean Witter                                                                       20,600                1,680,188

UnionBanCal                                                                                      11,400                  314,213

Wells Fargo                                                                                      24,000                  982,500

XL Capital, Cl. A                                                                                 6,000                  332,250

                                                                                                                      14,405,760

HEALTH SERVICES--2.8%

Columbia/HCA Healthcare                                                                          63,400                1,604,812

Wellpoint Health Networks                                                                        15,300  (a)           1,069,088

                                                                                                                       2,673,900

HEALTH TECHNOLOGY--5.7%

American Home Products                                                                           10,800                  579,150

Baxter International                                                                              5,000                  313,438

Bristol-Myers Squibb                                                                             15,000                  866,250

Johnson & Johnson                                                                                 6,000                  420,375

Lilly (Eli)                                                                                       6,500                  409,500

Merck & Co.                                                                                      24,500                1,522,062

Pharmacia & Upjohn                                                                               13,400                  793,950

Warner-Lambert                                                                                    6,000                  585,000

                                                                                                                       5,489,725

INDUSTRIAL SERVICES--1.4%

Schlumberger                                                                                     17,000                1,300,500

NON-ENERGY MINERALS--.7%

Alcoa                                                                                             4,000                  281,000

Weyerhaeuser                                                                                      7,100                  404,700

                                                                                                                         685,700

PROCESS INDUSTRIES--1.7%

Dow Chemical                                                                                      4,000                  456,000

duPont (E.I.) deNemours                                                                           7,000                  370,125

International Paper                                                                               3,000                  128,250

PPG Industries                                                                                    5,000                  261,563

Rohm & Haas                                                                                       8,900                  397,162

                                                                                                                       1,613,100

PRODUCER MANUFACTURING--8.5%

Emerson Electric                                                                                  5,000                  264,375

General Electric                                                                                 25,400                3,941,763

Georgia-Pacific                                                                                  13,100                  518,269


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Honeywell International                                                                          31,875                1,679,414

Ingersoll-Rand                                                                                    4,800                  212,400

Masco                                                                                            20,300                  416,150

Tyco International                                                                               23,300                1,162,087

                                                                                                                       8,194,458

RETAIL TRADE--4.1%

Federated Department Stores                                                                       2,600  (a)             108,550

Gap                                                                                               6,000                  298,875

Lowes                                                                                            18,600                1,085,775

May Department Stores                                                                             9,950                  283,575

TJX Cos.                                                                                         18,500                  410,469

Target                                                                                           23,000                1,719,250

                                                                                                                       3,906,494

TECHNOLOGY SERVICES--6.7%

BMC Software                                                                                      7,100  (a)             350,563

Charter Communications, Cl. A                                                                    46,000  (a)             659,094

Computer Associates International                                                                20,100                1,189,669

Electronic Data Systems                                                                          20,000                1,283,750

First Data                                                                                       10,000                  442,500

Network Associates                                                                               23,300  (a)             751,425

Oracle                                                                                           21,000  (a)           1,639,312

Synopsys                                                                                          2,800  (a)             136,500

                                                                                                                       6,452,813

UTILITIES--10.5%

ALLTEL                                                                                            6,400                  403,600

AT&T                                                                                             33,500                1,884,375

Bell Atlantic                                                                                    10,000                  611,250

Coastal                                                                                          25,500                1,173,000

El Paso Energy                                                                                    4,000                  161,500

Enron                                                                                             5,000                  374,375

GTE                                                                                              24,000                1,704,000

MCI WorldCom                                                                                     29,400  (a)           1,332,187

Niagara Mohawk Power                                                                              7,000  (a)              94,500

SBC Communications                                                                               23,000                  966,000

Sprint (FON Group)                                                                               20,800                1,310,400

Texas Utilities                                                                                   3,000                   89,063

                                                                                                                      10,104,250

TOTAL COMMON STOCKS

   (cost $69,972,467)                                                                                                 92,985,092

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.66%, 4/27/2000                                                                           2,867,000  (b)           2,855,761

   5.65%, 6/15/2000                                                                              80,000                   79,079

TOTAL SHORT-TERM INVESTMENTS
   (cost $2,934,326)                                                                                                   2,934,840
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $72,906,793)                                                              99.8%               95,919,932

CASH AND RECEIVABLES (NET)                                                                          .2%                  183,683

NET ASSETS                                                                                       100.0%               96,103,615

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

March 31, 2000 (Unaudited)

                                                             Market Value
                                                                  Covered                                        Unrealized
                                               Contracts     by Contracts ($)      Expiration               Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poors 500                                   5           1,894,125       June 2000                         35,581

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  72,906,793  95,919,932

Cash                                                                     61,761

Receivable for investment securities sold                               262,384

Receivable for shares of Common Stock subscribed                        154,935

Dividends receivable                                                     70,942

Receivable for futures variation margin--Note 4(a)                       13,750

Prepaid expenses                                                         31,434

                                                                     96,515,138
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            98,152

Due to Premier Mutual Fund Services, Inc.                                39,691

Payable for shares of Common Stock redeemed                             140,022

Payable for investment securities purchased                              81,648

Accrued expenses                                                         52,010

                                                                        411,523
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       96,103,615
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      71,355,277

Accumulated investment (loss)                                         (342,116)

Accumulated net realized gain (loss) on investments                   2,041,734

Accumulated net unrealized appreciation (depreciation)

  on investments (including $35,581 net unrealized

   appreciation on financial futures) --Note 4(b)                    23,048,720
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       96,103,615

NET ASSET VALUE PER SHARE

                                              Class A             Class B              Class C           Class R            Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                             33,520,746          58,585,103             3,645,822           350,874             1,070

Shares Outstanding                          1,480,880           2,648,058               164,488            15,352            47.326
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                                22.64               22.12                22.16             22.86              22.61

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended March 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $51 foreign taxes withheld at source)           466,920

Interest                                                                54,710

TOTAL INCOME                                                           521,630

EXPENSES:

Management fee--Note 3(a)                                              354,026

Distribution fees--Note 3(b)                                           229,078

Shareholder servicing costs--Note 3(c)                                 204,583

Professional fees                                                       20,995

Registration fees                                                       20,129

Directors' fees and expenses--Note 3(d)                                 15,543

Prospectus and shareholders' reports                                    10,313

Custodian fees--Note 3(c)                                                7,418

Loan commitment fees--Note 2                                               907

Miscellaneous                                                              754

TOTAL EXPENSES                                                         863,746

INVESTMENT (LOSS)                                                    (342,116)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,155,365

Net realized gain (loss) on financial futures                          188,775

NET REALIZED GAIN (LOSS)                                             2,344,140

Net unrealized appreciation (depreciation) on investments

   (including $35,581 net unrealized appreciation on
    financial futures)                                              12,547,964

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              14,892,104

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,549,988

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                       March 31, 2000 (a)          Year Ended

                                              (Unaudited)  September 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          (342,116)            (200,325)

Net realized gain (loss) on investments         2,344,140            8,490,097

Net unrealized appreciation (depreciation)
   on investments                              12,547,964           10,564,611

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   14,549,988           18,854,383
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --              (3,173)

Class R shares                                         --                (136)

Net realized gain on investments:

Class A shares                                (2,669,147)             (62,028)

Class B shares                                (4,777,051)            (118,673)

Class C shares                                  (282,608)              (6,549)

Class R shares                                   (25,617)                (492)

TOTAL DIVIDENDS                               (7,754,423)            (191,051)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                  2,625,641            4,691,782

Class B shares                                  3,428,471            5,471,141

Class C shares                                    538,140              838,908

Class R shares                                     12,063               86,739

Class T shares                                      1,024                   --

Dividends reinvested:

Class A shares                                  2,418,729               59,473

Class B shares                                  4,197,222              105,597

Class C shares                                    196,213                4,503

Class R shares                                     25,616                  627

Cost of shares redeemed:

Class A shares                                (5,496,055)         (11,473,975)

Class B shares                                (9,908,696)         (19,454,642)

Class C shares                                  (547,155)          (1,961,486)

Class R shares                                   (13,939)            (103,735)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (2,522,726)         (21,735,068)

TOTAL INCREASE (DECREASE) IN NET ASSETS        4,272,839           (3,071,736)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            91,830,776           94,902,512

END OF PERIOD                                  96,103,615           91,830,776

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO MARCH 31, 2000 FOR CLASS T SHARES

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended

                                       March 31, 2000 (a)          Year Ended

                                              (Unaudited)  September 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                       122,153              223,976

Shares issued for dividends reinvested            115,563                3,022

Shares redeemed                                 (253,344)            (560,213)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (15,628)            (333,215)
--------------------------------------------------------------------------------

CLASS B(B

Shares sold                                       162,206              267,228

Shares issued for dividends reinvested            204,743                5,438

Shares redeemed                                 (467,948)            (957,634)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (100,999)            (684,968)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        25,509               40,647

Shares issued for dividends reinvested              9,553                  231

Shares redeemed                                  (25,831)             (98,456)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       9,231             (57,578)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                           557                3,998

Shares issued for dividends reinvested              1,212                   31

Shares redeemed                                     (633)              (4,953)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,136                (924)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                            47                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING          47                   --

(A) FROM FEBRUARY 1, 2000 ( COMMENCEMENT OF INITIAL OFFERING) TO MARCH 31, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED MARCH 31, 2000, 61,888 CLASS B SHARES REPRESENTING $1,299,454 WERE AUTOMATICALLY CONVERTED TO 60,673 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                               Six Months Ended
                                                                 March 31, 2000               Year Ended September 30,
                                                                                  -------------------------------------------------
CLASS A SHARES                                                       (Unaudited)       1999         1998        1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    21.04         17.39        20.94       18.45        12.50

Investment Operations:

Investment income (loss)--net                                            (.03)(b)       .06(b)       .10         .24          .10

Net realized and unrealized gain (loss)

   on investments                                                        3.46          3.63        (1.44)       3.39         5.94

Total from Investment Operations                                         3.43          3.69        (1.34)       3.63         6.04

Distributions:

Dividends from investment income--net                                      --          (.00)(c)     (.05)       (.25)        (.09)

Dividends from net realized gain
   on investments                                                       (1.83)         (.04)       (2.16)       (.89)          --

Total Distributions                                                    (1.83)          (.04)      (2.21)       (1.14)       (.09)

Net asset value, end of period                                         22.64          21.04       17.39        20.94       18.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                                  17.01(e)        21.22       (7.00)       20.90       48.24(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                .67(e)          1.31        1.25         1.24        .94(e)

Ratio of net investment income (loss)

   to average net assets                                              (.12)(e)          .29         .47         1.27       .92(e)

Decrease reflected in above expense ratios

   due to undertaking by
   The Dreyfus Corporation                                                 --            --         .01          .11       .30(e)

Portfolio Turnover Rate                                              20.12(e)        102.85      133.00       265.33    205.64(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                         33,521        31,482      31,824       42,309       30,330

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                               Six Months Ended
                                                                 March 31, 2000                   Year Ended September 30,
                                                                                       ---------------------------------------------
CLASS B SHARES                                                       (Unaudited)       1999        1998        1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    20.67         17.22       20.85       18.37        12.50

Investment Operations:

Investment income (loss)--net                                            (.11)(b)      (.09)(b)    (.06)        .10          .03

Net realized and unrealized gain (loss)

   on investments                                                        3.39          3.58       (1.41)       3.38         5.87

Total from Investment Operations                                         3.28          3.49       (1.47)       3.48         5.90

Distributions:

Dividends from investment income-net                                       --             --         --        (.11)        (.03)

Dividends from net realized gain on investments                         (1.83)         (.04)      (2.16)       (.89)          --

Total Distributions                                                     (1.83)         (.04)      (2.16)      (1.00)        (.03)

Net asset value, end of period                                          22.12         20.67       17.22       20.85        18.37
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                    16.56(d)      20.26       (7.69)      20.08        47.14(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  1.05(d)       2.06        2.00        2.00         1.52(d)

Ratio of net investment income (loss)

   to average net assets                                                 (.50)(d)      (.45)       (.28)        .50          .34(d)

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                                              --            --        .01          .11          .30(d)

Portfolio Turnover Rate                                                20.12(d)      102.85     133.00       265.33       205.64(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  58,585        56,833     59,144       69,330        37,534

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               Six Months Ended
                                                                 March 31, 2000                   Year Ended September 30,
                                                                                       ---------------------------------------------
CLASS C SHARES                                                       (Unaudited)       1999        1998        1997      1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    20.70         17.24       20.87       18.40        12.50

Investment Operations:

Investment income (loss)--net                                            (.10)         (.08)(b)    (.06)        .09          .03

Net realized and unrealized

   gain (loss) on investments                                            3.39          3.58       (1.41)       3.38         5.88

Total from Investment Operations                                         3.29          3.50       (1.47)       3.47         5.91

Distributions:

Dividends from investment income--net                                      --             --         --        (.11)        (.01)

Dividends from net realized
   gain on investments                                                  (1.83)         (.04)      (2.16)       (.89)          --

Total Distributions                                                     (1.83)         (.04)      (2.16)      (1.00)        (.01)

Net asset value, end of period                                          22.16         20.70       17.24       20.87        18.40
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                    16.59(d)      20.29       (7.63)      19.89        47.27(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  1.03(d)       2.04        1.96        2.00         1.52(d)

Ratio of net investment income (loss)

   to average net assets                                                 (.47)(d)      (.43)       (.25)        .52          .30(d)

Decrease reflected in above expense ratios

   due to undertaking by
   The Dreyfus Corporation                                                 --            --        .01          .11          .30(d)

Portfolio Turnover Rate                                                 20.12(d)     102.85      133.00      265.33       205.64(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   3,646         3,215       3,670       5,340        2,642

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                               Six Months Ended
                                                                 March 31, 2000                    Year Ended September 30,
                                                                                       ---------------------------------------------
CLASS R SHARES                                                       (Unaudited)       1999        1998         1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    21.21         17.52       21.11       18.42        12.50

Investment Operations:

Investment income--net                                                   (.01)(b)       .09(b)      .07         .20          .43

Net realized and unrealized

   gain (loss) on investments                                            3.49          3.65       (1.40)       3.67         5.61

Total from Investment Operations                                         3.48          3.74       (1.33)       3.87         6.04

Distributions:

Dividends from investment income--net                                      --          (.01)       (.10)       (.29)        (.12)

Dividends from net realized
   gain on investments                                                 (1.83)          (.04)      (2.16)       (.89)          --

Total Distributions                                                    (1.83)          (.05)      (2.26)      (1.18)        (.12)

Net asset value, end of period                                         22.86          21.21       17.52       21.11        18.42
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       17.11(c)       21.34       (6.89)      22.25        48.38(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .60(c)        1.17        1.15         .99          .79(c)

Ratio of net investment income

   to average net assets                                                (.05)c          .41         .57        1.50         1.01(c)

Decrease reflected in above
   expense ratios due to undertaking
   by The Dreyfus Corporation                                              --            --        .01          .12          .30(c)

Portfolio Turnover Rate                                                20.12(c)      102.85     133.00       265.33       205.64(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     351          302        265          259           174

(A) FROM DECEMBER 29, 1995 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1996.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

Six Months Ended

                                                              March 31, 2000(a)
CLASS T SHARES                                                      (Unaudited)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  21.13

Investment Operations:

Investment (loss)--net                                                (.01)

Net realized and unrealized gain (loss)

  on investments                                                       1.49

Total from Investment Operations                                       1.48

Net asset value, end of period                                        22.61
--------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                                   7.05(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .23(c)

Ratio of net investment (loss)

  to average net assets                                                (.02)(c)

Portfolio Turnover Rate                                               20.12(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     1

(A)  THE FUND COMMENCED SELLING CLASS T SHARES ON FEBRUARY 1, 2000.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Growth and Income Fund (the "fund" ) is a separate non-diversified series of Dreyfus Premier Equity Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the " Act" ), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund' s investment objective is long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary
of    Mellon    Financial    Corporation.

On September 13, 1999, the Board of Directors approved the addition of Class T shares which became effective February 1, 2000.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The  fund' s  financial  statements  are  prepared  in accordance with generally
accepted   accounting  principles  which  may  require  the  use  of   The  Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the
accrual    basis.    Under    the    terms    of    the

custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under the line of credit.

NOTE 3 --Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $89 during the period ended March 31, 2000 from commissions earned on sales of fund shares.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares may pay the distributor for
distributing   their   shares   at   an   annual   rate  of  .75  of   The  Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of class T shares. During the period ended March 31, 2000, Class B, Class C and Class T shares were charged $216,149, $12,928 and $1, respectively, pursuant to the Plan, of which $11,749 and $731 for Class B and Class C shares, respectively, were paid to DSC

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares may pay the distributor at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2000, Class A, Class B, Class C and Class T shares were charged $41,242, $72,050, $4,309 and $1, respectively, pursuant to the Shareholder Services Plan, of which $2,260, $3,916 and $244 for Class A, Class B and Class C shares, respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $42,653 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2000, the fund was charged $7,418 pursuant to the custody agreement.

(d) Each Director, who is not an "affiliated person" as defined in the Act, is a Board member of one or more funds comprising a certain group of funds ("Fund Group" ) within the Dreyfus complex. Effective January 1, 2000, for their participation as a Director in a Fund Group, each such Director receives an annual fee of $40,000, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated
among    the    funds    in    the    Fund    Group.

The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each director who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

(e) During the period ended March 31, 2000, the fund incurred total brokerage commissions of $49,211, of which $1,970, was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures during the period ended March 31, 2000, amounted to $18,583,569 and $31,648,193, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts opened at March 31, 2000, are set forth in the statement of Financial Futures.

(b) At March 31, 2000, accumulated net unrealized appreciation on investments and financial futures was $23,048,720, consisting of $26,398,709 gross unrealized appreciation and $3,349,989 gross unrealized depreciation.At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Growth and Income Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian
                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent
                      Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor
                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   320SA003


Dreyfus Premier

Market Neutral Fund

SEMIANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Securities Sold Short

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            20   Financial Highlights

                            25   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                            Dreyfus Premier Market Neutral Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Market Neutral Fund, covering the six-month period from October 1, 1999 through March 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, John S. Cone and David Jiang.

The past six months have been highly volatile -- but generally rewarding -- for investors in large-cap U.S. stocks. While the market's advance through the fourth quarter of 1999 was led primarily by technology stocks and large-cap growth stocks in a fast-growing economy, the large-capitalization sector of the stock market corrected substantially during the first two months of 2000, causing small- and mid-cap stocks to generally outperform large-capitalization stocks.

In March, investor sentiment appeared to shift once more, and large companies generally provided higher returns than small- and mid-cap companies. In fact, every economic sector in the large-cap market, as represented by the Standard and Poor's 500 Composite Stock Price Index, produced positive returns in March, reversing the extreme narrowness of the market that had prevailed during most of the reporting period. Large-cap technology stocks, which had dominated the stock market as a group during most of the reporting period, provided high levels of volatility with relatively modest returns. While it is too soon to determine whether the broadening of the market is likely to persist, we believe that it is a positive sign for the stock market overall.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Market Neutral Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

John S. Cone and David Jiang, Portfolio Co-Managers

How did Dreyfus Premier Market Neutral Fund perform relative to its benchmark?

For the six-month period ended March 31, 2000, Dreyfus Premier Market Neutral Fund produced a total return of -8.46% for Class A shares, -8.77% for Class B shares, -8.75% for Class C shares, and -8.38% for Class R shares.(1) This compares with a 2.65% total return provided by the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.(2)

For the period from its February 1, 2000 inception through March 31, 2000, the fund's Class T shares produced a total return of 0.74%.(1)

We attribute the fund' s underperformance during the period to investors' preference for a narrow group of small-cap growth stocks, particularly those within the technology sector. Because we attempt to maintain a portfolio invested across many sectors, we were not heavily invested in technology and therefore did not fully participate in that sector' s strong returns. In addition, the portfolio maintained a slight tilt toward the value style of investing, which was out of favor during the period and ultimately held back our performance.

What is the fund's investment approach?

The term "market neutral" refers to the fund's investment approach of looking to maintain minimum exposure to general stock market risk in its pursuit of long-term capital appreciation. To pursue this goal, the fund simultaneously takes both "long" and "short" positions in equity securities. By "long" we mean those investment positions that are bought with the anticipation that the security will appreciate in value. On the other hand, "short" positions are those securities that the fund does not own but sells in anticipation of a decline in the market value of the security. To complete a short transaction, the fund must borrow the security to make delivery to the buyer.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The strategy behind this two-pronged approach is to initiate long positions that we believe are undervalued and to sell short those stocks that we believe are overvalued. In this way, we attempt to construct a portfolio that is expected to have relatively small net exposure to overall stock market risk. Of course, this approach may involve more risk than other funds that do not engage in the sophisticated hedging transactions of the fund.

The fund also attempts to maintain long and short positions that are in equal dollar amount of securities in an attempt to balance out market-risk characteristics of the portfolio, including relatively neutral allocations with respect to industries. For example, if the fund is long 5% within an industry, it will also tend to be short other securities within that same industry by 5%. The idea is to buy those stocks that we believe are the better companies within that particular industry, and sell short those that are considered less attractive. In doing so, we attempt to generate attractive returns for our shareholders.

What other factors influenced the fund's performance?

One of the main factors that influenced performance has been the continued strength of the U.S. economy. Much of this continued growth can be attributed to the so-called "new economy," where it is believed possible for the U.S. to achieve higher long-term growth rates. Continued economic growth typically helps fuel the growth of many companies. However, during the reporting period this trend was somewhat limited to small-cap growth companies, many of which do not fit into the fund' s investment discipline. As a result, our performance suffered.

Today' s new economy continued to propel domestic economic growth for several reasons. First, increased globalization has broadened the avenues by which U.S. companies can continue to prosper. By connecting internationally, many domestic companies may be able to flourish, even if the U.S. economy begins to slow. Second, financial deregulation has produced increased competition within many industries, which in turn has driven down prices for goods and services. And third, the new economy is thought to be driven in part by the revolution i information technology, which has resulted in a strong interest in technology stocks. In fact, technology has largely been credited with increasing productivity in the U.S. by allowing companies to gain access to information more quickly, which helps reduce costs and inventories.

What is the fund's current strategy?

We have continued to follow our strategy of attempting to find companies that, in our view, are poised to increase or decrease in value in the near term. Based on that analysis, we make long or short investment choices, respectively. Our current strategy does not include making investment decisions based on sector allocations.

That said, we believe that the value style of investing, which emphasizes companies with lower than average price-to-earnings ratios that have the potential for better than expected earnings, should eventually return to favor. While there is no guarantee when or if this change will take place, we have maintained the portfolio' s slight tilt toward value stocks, while at the same time trying not to sacrifice potential gains within the currently favored
environment    for    growth    stocks.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASES OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASES OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX IS CALCULATED USING BILLS THAT MATURE CLOSEST TO, BUT NOT BEYOND, 91 DAYS.

   THE FUND'S RETURNS ARE HISTORICAL FOR THE PERIODS NOTED AND ARE NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY AND INTEREST-RATE CHANGES, AMONG OTHER FACTORS, CAN DRAMATICALLY AFFECT A FUND'S SHORT-TERM RETURNS. INVESTORS CONSIDERING AN INVESTMENT IN THE FUND SHOULD CAREFULLY REVIEW THE PROSPECTUS FOR THE FUND'S INVESTMENT APPROACH, FEES, AND THE RISKS OF INVESTING, AND SHOULD REVIEW THE FUND'S PERFORMANCE OVER TIME. INVESTORS SHOULD CONTACT DREYFUS OR THEIR FINANCIAL REPRESENTATIVE FOR MORE INFORMATION, INCLUDING THE FUND'S MOST RECENT PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

March 31, 2000 (Unaudited)

COMMON STOCKS--94.8%                                    Shares         Value ($)
-------------------------------------------------------------------------------

COMMERCIAL SERVICES--5.0%

Donnelley (R.R.) & Sons                                  1,500            31,406

DoubleClick                                                300  (a)       28,088

Ikon Office Solutions                                    2,800            17,325

SUPERVALU                                                4,800            90,900

Sysco                                                    1,100            39,256

                                                                         206,975

CONSUMER DURABLES--2.1%

Carlisle Cos.                                              500            20,000

Centex                                                     300             7,144

Hasbro                                                   1,100            18,150

Shaw Industries                                            500             7,594

Whirlpool                                                  600            35,175

                                                                          88,063

CONSUMER NON-DURABLES--4.8%

Alberto-Culver, Cl. B                                      800            19,050

Coca-Cola Enterprises                                    1,200            25,875

General Mills                                              800            28,950

International Flavors & Fragrances                         600            21,038

Jones Apparel Group                                        300  (a)        9,562

Pepsi Bottling Group                                       900            18,000

Ralston-Purina Group                                     2,800            76,650

                                                                         199,125

CONSUMER SERVICES--11.3%

Block (H&R)                                              1,800            80,550

Brinker International                                    1,100  (a)       32,656

Chris-Craft Industries                                       3  (a)          191

Comcast, Cl. A                                             800  (a)       34,700

Cox Communications, Cl. A                                  600  (a)       29,100

Darden Restaurants                                       1,400            24,938

Harcourt General                                           700            26,075

Infinity Broadcasting, Cl. A                             1,000  (a)       32,375

Knight-Ridder                                            1,900            96,781

MGM Grand                                                2,000  (a)       48,000

Mandalay Resort Group                                      200  (a)        3,375

Metro-Goldwyn-Mayer                                      1,000  (a)       25,437


COMMON STOCKS (CONTINUED)                               Shares         Value ($)
--------------------------------------------------------------------------------
CONSUMER SERVICES (CONTINUED)

Premier Parks                                              700  (a)       14,700

John Wiley & Sons, Cl. A                                 1,200            21,600

                                                                         470,478

ELECTRONIC TECHNOLOGY--6.5%

Adaptec                                                    700  (a)       27,038

Goodrich (B.F.)                                            900  (a)       25,819

Intel                                                      200  (a)       26,388

L-3 Communications Holdings                                400  (a)       20,800

National Semiconductor                                     600  (a)       36,375

QUALCOMM                                                   300  (a)       44,794

SCI Systems                                                600  (a)       32,288

Solectron                                                1,400  (a)       56,088

                                                                         269,590

ENERGY--4.2%

Burlington Resources                                       400            14,800

Kerr-McGee                                               1,900           109,725

Murphy Oil                                                 100             5,762

USX-Marathon Group                                       1,700            44,306

                                                                         174,593

FINANCE--19.6%

AXA Financial                                            2,200            78,925

Ambac Financial Group                                      600            30,225

Charter One Financial                                      630            13,230

Duke Realty Investments                                  1,000            19,125

Fannie Mae                                                 200            11,288

Federal Home Loan Mortgage                                 700            30,931

GreenPoint Financial                                     1,200            23,550

Lehman Brothers Holdings                                   900            87,300

Loews                                                      600            30,000

MBNA                                                     1,500            38,250

Marshall & Ilsley                                          700            40,425

Morgan (J.P.)                                              400            52,700

Morgan Stanley Dean Witter & Co.                           800            65,250

Pacific Century Financial                                5,000           101,562

SouthTrust                                               3,000            76,312

                                                             The Fund

COMMON STOCKS (CONTINUED)                               Shares         Value ($)
--------------------------------------------------------------------------------
FINANCE (CONTINUED)

St. Paul Companies                                       1,100            37,538

UnionBanCal                                              1,600            44,100

Zions Bancorporation                                       800            33,300

                                                                         814,011

HEALTH TECHNOLOGY--4.1%

Chiron                                                     100  (a)        4,987

Genzyme                                                    800  (a)       40,100

Mallinckrodt Group                                       1,000            28,750

MedImmune                                                 100  (a)        17,412

Minimed                                                   400  (a)        51,800

Celera Genomics                                           300  (a)        27,469

                                                                         170,518

INDUSTRIAL SERVICES--.6%

BJ Services                                               300  (a)        22,162

NON-ENERGY MINERALS--4.9%

Freeport-McMoRan Copper, Cl. B                            900  (a)        10,856

Georgia-Pacific                                          1,200            47,475

Homestake Mining                                         5,300            31,800

Johns Manville                                           2,300            25,300

Nucor                                                    1,400            70,000

Weyerhaeuser                                               300            17,100

                                                                         202,531

PROCESS INDUSTRIES--6.4%

Archer Daniels Midland                                   4,200            43,575

Engelhard                                                2,100            31,762

International Paper                                        400            17,100

Lancaster Colony                                           700            21,394

Pall                                                     2,300            51,606

Praxair                                                    400            16,650

RPM                                                      5,600            61,600

Sonoco Products                                            700            16,450

Willamette Industries                                      100             4,012

                                                                         264,149

PRODUCER MANUFACTURING--3.1%

Dana                                                       500            14,094

Illinois Tool Works                                        646            35,692


COMMON STOCKS (CONTINUED)                               Shares         Value ($)
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING (CONTINUED)

Minnesota Mining & Manufacturing                           900            79,706

                                                                         129,492

RETAIL TRADE--3.7%

Albertson's                                                500            15,500

Autonation                                               2,600  (a)       20,638

Bed Bath & Beyond                                          300  (a)       11,812

Best Buy                                                   300  (a)       25,800

Claire's Stores                                          1,700            34,106

Costco Wholesale                                           300  (a)       15,769

Federated Department Stores                                600  (a)       25,050

Neiman Marcus Group, Cl. B                                 210  (a)        5,775

                                                                         154,450

TECHNOLOGY SERVICES--10.6%

America Online                                             800  (a)       53,800

Cardinal Health                                          1,250            57,344

Columbia/HCA Healthcare                                  2,700            68,344

Express Scripts, Cl. A                                     900  (a)       37,800

First Data                                                 800            35,400

Fiserv                                                     400  (a)       14,875

Oracle                                                     700  (a)       54,644

Perot Systems, Cl. A                                       800  (a)       16,100

RealNetworks                                               200  (a)       11,387

Tech Data                                                  600  (a)       19,725

United Healthcare                                          600            35,775

Wellpoint Health Networks                                  500  (a)       34,938

                                                                         440,132

TRANSPORTATION--.6%

CNF Transportation                                         500            13,875

Tidewater                                                  300             9,544

                                                                          23,419

UTILITIES--7.3%

MCI WorldCom                                               700  (a)       31,719

NTL                                                        675  (a)       62,648

NEXTLINK Communications, Cl. A                             200  (a)       24,737

Northern States Power                                    1,600            31,800

Northpoint Communications Group                          1,000  (a)       23,062

                                                                        The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares         Value ($)
--------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Telephone & Data Systems                                   300            33,300

US Cellular                                                200  (a)       14,200

UtiliCorp United                                           750            13,547

Wisconsin Energy                                         3,400            67,788

                                                                         302,801

TOTAL COMMON STOCKS
 (cost $3,944,762)                                                     3,932,489
--------------------------------------------------------------------------------

                                                     Principal
SHORT-TERM INVESTMENTS--2.8%                         Amount ($)        Value ($)
--------------------------------------------------------------------------------

Repurchase Agreement;

Bear Stearns & Cos., 6.08% dated 3/31/2000,
  due 4/3/2000 in the amount of $117,823
  [fully collateralized by $125,000 U.S. Treasury Bonds,
  3.625%, 4/15/2028, value $120,722]
   (cost $117,763)                                      117,763          117,763
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $4,062,525)                       97.6%        4,050,252

CASH AND RECEIVABLES (NET)                                 2.4%          100,268

NET ASSETS                                               100.0%        4,150,520

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF SECURITIES SOLD SHORT

March 31, 2000 (Unaudited)

COMMON STOCKS                                           Shares         Value ($)
--------------------------------------------------------------------------------

COMMERCIAL SERVICES--1.3%

Lamar Advertising                                          300            13,650

Omnicom Group                                              300            28,031

Sodexho Marriott Services                                  700            10,500

                                                                          52,181

CONSUMER DURABLES--1.6%

Harley-Davidson                                            300            23,812

Maytag                                                   1,300            43,062

                                                                          66,874

CONSUMER NON-DURABLES--10.7%

Brown-Forman, Cl. B                                        300            16,331

Campbell Soup                                            2,200            67,650

Clorox                                                   1,400            45,500

Coca-Cola                                                  900            42,244

Colgate-Palmolive                                          500            28,188

Gillette                                                   700            26,381

Heinz (H.J.)                                               400            13,950

Hershey Foods                                            1,800            87,750

Kimberly-Clark                                             786            44,016

NIKE, Cl. B                                                700            27,738

Rexall Sundown                                           1,400            19,775

Wrigley, (Wm) Jr                                           300            23,044

                                                                         442,567

CONSUMER SERVICES--4.8%

Central Newspapers                                       1,700            57,162

Meredith                                                 1,200            33,225

Reader's Digest Association, Cl. A                       1,400            49,525

Sinclar Broadcast Group, Cl. A                           1,800            16,088

Starbucks                                                  400            17,925

Stewart Enterprises                                      5,400            26,662

                                                                         200,587

ELECTRONIC TECHNOLOGY--6.3%

Broadcom, Cl. A                                            300            72,862

General Motors, Cl. H                                      800            99,600

Lockheed Martin                                          1,800            36,788

Storage Technology                                       2,100            33,469

Tellabs                                                    300            18,895

                                                                         261,614

                                                             The Fund

STATEMENT OF SECURITIES SOLD SHORT (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares         Value ($)
--------------------------------------------------------------------------------

ENERGY--1.2%

Devon Energy                                             1,000            48,562

FINANCE--22.5%

American Express                                           700           104,256

Amsouth Bancorp                                          2,571            38,404

Bank of New York                                         3,100           128,844

CIGNA                                                      300            22,725

CNA Financial                                              900            29,081

Cincinnati Financial                                       700            26,338

Commercial Federal                                       1,900            31,588

Countrywide Credit Industries                              900            24,525

IndyMac Mortgage Holdings                                1,500            22,406

Investment Technology Group                              1,300            45,825

Legg Mason                                               1,100            47,575

MBIA                                                       500            26,031

Meditrust                                                9,100            16,494

Mercury General                                            500            14,750

Northern Trust                                             700            47,294

Progressive                                                200            15,212

Ryder System                                               700            15,881

SLM Holding                                              1,800            59,962

Sovereign Bancorp                                        4,300            32,519

State Street                                               300            29,062

U.S. Bancorp                                             1,700            37,188

Union Planters                                           2,000            61,625

United Asset Management                                  2,600            45,012

UnumProvident                                              700            11,900

                                                                         934,497

HEALTH TECHNOLOGY--7.7%

ALZA                                                       700            26,294

American Home Products                                     800            42,900

Amgen                                                      400            24,550

Becton, Dickinson & Co.                                    500            13,156

Lilly (Eli) & Co.                                          300            18,900

Medtronic                                                2,152           110,694

PE Biosystems Group                                        700            67,550

Sepracor                                                   200            14,562

                                                                         318,606


COMMON STOCKS (CONTINUED)                               Shares         Value ($)
-------------------------------------------------------------------------------

INDUSTRIAL SERVICES--.9%

Rowan Cos.                                                 700            20,606

Smith International                                        200            15,500

                                                                          36,106

NON-ENERGY MINERALS--5.9%

AK Steel Holding                                         3,100            32,162

Martin Marietta Materials                                  400            19,000

Newmont Mining                                             900            20,194

Phelps Dodge                                             1,400            66,500

Southdown                                                  500            29,500

Vulcan Materials                                         1,700            77,881

                                                                         245,237

PROCESS INDUSTRIES--7.2%

Bowater                                                    900            48,038

duPont (E.I.) deNemours & Co.                              600            31,725

Cabot                                                      700            21,350

Crane                                                      700            16,494

Fort James                                                 900            19,800

General Electric                                           300            46,556

Lyondell Petrochemical                                   2,000            29,500

Sealed Air                                               1,100            59,744

Wesco Financial                                            100            25,500

                                                                         298,707

PRODUCER MANUFACTURING--3.8%

Armstrong World Industries                                 800            14,300

Autoliv                                                  1,100            33,000

Federal-Mogul                                            3,300            55,069

Pitney Bowes                                               400            17,875

TRW                                                        400            23,400

York International                                         400             9,350

Xerox                                                      200             5,200

                                                                         158,194

RETAIL TRADE--4.2%

CVS                                                        600            22,538

Limited                                                  1,100            46,338

Saks                                                     1,500            21,750

Tandy                                                      600            30,450

Walgreen                                                   700            18,025

                                                             The Fund

STATEMENT OF SECURITIES SOLD SHORT (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares  Value ($)
--------------------------------------------------------------------------------

RETAIL TRADE (CONTINUED)

Whole Foods Market                                         900            37,294

                                                                         176,395

TECHNOLOGY SERVICES--5.6%

Autodesk                                                   700            31,850

Cambridge Technology Partners                            1,100            14,919

Ceridian                                                   900            17,269

Exodus Communications                                      200            28,100

J D Edwards                                              1,100            35,819

Manor Care                                               1,500            20,250

Network Associates                                         900            29,025

PeopleSoft                                               1,000            20,000

Tenet Healthcare                                         1,600            36,800

                                                                         234,032

TRANSPORTATION--2.2%

CSX                                                      1,300            30,550

Kansas City Southern Industries                            300            25,781

US Airways Group                                         1,300            36,156

                                                                          92,487

UTILITIES--8.3%

BroadWing                                                1,300            48,344

CINergy                                                  1,100            23,650

Conectiv                                                 1,700            29,750

Crown Castle International                                 400            15,150

DQE                                                        900            40,950

IPALCO Enterprises                                         500             9,750

McLeodUSA, Cl. A                                           600            50,888

Montana Power                                            1,200            76,800

Williams Cos.                                            1,100            48,331

                                                                         343,613

TOTAL SECURITIES SOLD SHORT (proceeds $3,810,526)                      3,910,259

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000 (Unaudited)

                                                            Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments--Note 1(b)    4,062,525
4,050,252

Cash                                                                    128,098

Receivable from brokers for proceeds on securities sold short         3,810,526

Receivable for investment securities sold                               238,043

Dividends and interest receivable                                        11,134

Prepaid expenses                                                         87,674

Due from The Dreyfus Corporation                                          3,076

                                                                      8,328,803
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to Premier Mutual Fund Services, Inc.                                 1,470

Securities sold short, at value
  (proceeds $3,810,526)--see Statement
  of Securities Sold Short                                            3,910,259

Payable for investment securities purchased                             249,426

Dividends payable on securities sold short                                3,050

Accrued expenses                                                         14,078

                                                                      4,178,283
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        4,150,520
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,365,502

Accumulated undistributed investment income--net                          7,951

Accumulated net realized gain (loss) on investments                 (1,110,927)

Accumulated net unrealized appreciation (depreciation)
  on investments and securities sold short--Note 4(b)                 (112,006)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        4,150,520

Net Asset Value Per Share

                                      Class A    Class B    Class C    Class R    Class T
------------------------------------------------------------------------------------------------

Net Assets ($)                      1,661,353  1,621,940    407,840     458,380      1,007

Shares Outstanding                    173,595    169,704     42,581      47,774    105.597

NET ASSET VALUE
   PER SHARE ($)                         9.57       9.56       9.58        9.59       9.54

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               112,587

Cash dividends                                                          30,816

TOTAL INCOME                                                           143,403

EXPENSES:

Management fee-Note 3(a)                                                32,179

Dividends on securities sold short                                      26,719

Registration fees                                                       22,054

Auditing fees                                                           10,074

Organization expenses                                                    9,391

Prospectus and shareholders' reports                                     8,579

Distribution fees-Note 3(b)                                              7,884

Shareholder servicing costs-Note 3(c)                                    5,033

Legal fees                                                               1,016

Directors' fees and expenses-Note 3(d)                                     815

Custodian fees                                                             604

Miscellaneous                                                            1,384

TOTAL EXPENSES                                                         125,732

Less--expense reimbursement due to
  undertaking--Note 3(a)                                               (53,920)

NET EXPENSES                                                            71,812

INVESTMENT INCOME--NET                                                  71,591
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                    191,116

  Short sale transactions                                             (387,710)

NET REALIZED GAIN (LOSS)                                              (196,594)

Net unrealized appreciation (depreciation)
on investments and securities sold short                              (264,397)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (460,991)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (389,400)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2000(a)        Year Ended
                                              (Unaudited)   September 30, 1999
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income-net                              71,591              127,832

Net realized gain (loss) on investments          (196,594)            (861,681)

Net unrealized appreciation (depreciation)
   on investments                                (264,397)             545,446

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (389,400)            (188,403)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (68,327)             (35,269)

Class B shares                                    (54,088)             (29,553)

Class C shares                                    (13,728)              (6,986)

Class R shares                                    (19,903)              (8,759)

Net realized gain on investments:

Class A shares                                         --              (15,621)

Class B shares                                         --              (16,475)

Class C shares                                         --               (3,894)

Class R shares                                         --               (3,880)

TOTAL DIVIDENDS                                  (156,046)            (120,437)

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           March 31, 2000(a)        Year Ended
                                              (Unaudited)   September 30, 1999
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

Net proceeds from shares sold:

Class A shares                                         --               13,916

Class B shares                                      3,000                  --

Class C shares                                      1,800                6,200

Class R shares                                         --               57,000

Class T shares                                      1,000                   --

Dividends reinvested:

Class A shares                                     68,248               50,839

Class B shares                                     54,088               44,473

Class C shares                                     13,521               10,840

Class R shares                                     19,903               12,640

Cost of shares redeemed:

Class A shares                                         --               (2,286)

Class B shares                                         --             (104,600)

Class C shares                                     (4,342)                (551)

Class R shares                                         --               (6,713)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                      157,218              81,758

TOTAL INCREASE (DECREASE) IN NET ASSETS           (388,228)           (227,082)
--------------------------------------------------------------------------------
NET ASSETS ($):

Beginning of Period                             4,538,748            4,765,830

END OF PERIOD                                   4,150,520            4,538,748

Undistributed investment income--net                7,951               92,406

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO MARCH 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                       March 31, 2000 (a)          Year Ended
                                              (Unaudited)  September 30, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                            --                1,285

Shares issued for dividends reinvested              6,943                4,576

Shares redeemed                                        --                 (209)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       6,943                5,652
--------------------------------------------------------------------------------
CLASS B

Shares sold                                           305                  --

Shares issued for dividends reinvested              5,496               4,003

Shares redeemed                                        --              (9,942)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       5,801              (5,939)
--------------------------------------------------------------------------------
CLASS C

Shares sold                                           176                 566

Shares issued for dividends reinvested              1,371                 973

Shares redeemed                                     (453)                 (52)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,094               1,487
--------------------------------------------------------------------------------
CLASS R

Shares sold                                            --               5,269

Shares issued for dividends reinvested              2,021               1,137

Shares redeemed                                        --                (653)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,021               5,753
--------------------------------------------------------------------------------
CLASS T

SHARES SOLD                                           106                 --

(A) FROM FEBRUARY 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO MARCH 31, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                            Six Months Ended
                                                              March 31, 2000   Year  Ended  September 30,
                                                                                ----------------------
CLASS A SHARES                                                    (Unaudited)       1999       1998(a)
------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   10.89       11.61        12.50

Investment Operations:

Investment income--net (b)                                               .19         .35          .11

Net realized and unrealized gain (loss)
   on investments                                                      (1.10)       (.75)       (1.00)

Total from Investment Operations                                        (.91)       (.40)        (.89)

Distributions:

Dividends from investment income--net                                   (.41)       (.22)          --

Dividends from net realized gain on investments                           --        (.10)          --

Total Distributions                                                     (.41)       (.32)          --

Net asset value, end of period                                          9.57       10.89        11.61
------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                   (8.46)(d)   (3.53)       (7.12)(d)
------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                        .88(d)     1.61          .51(d)

Ratio of dividends on securities sold short to
   average net assets                                                    .62(d)     1.39          .33(d)

Ratio of net investment income to average net assets                    1.84(d)     3.17          .92(d)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                        1.26(d)     1.83          .42(d)

Portfolio Turnover Rate                                                30.42(d)   138.34        36.54(d)
------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  1,661       1,814        1,869

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                            Six Months Ended
                                                              March 31, 2000   Year  Ended  September 30,
                                                                                ----------------------
CLASS B SHARES                                                    (Unaudited)       1999       1998(a)
------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   10.83       11.59      12.50

Investment Operations:

Investment income--net (b)                                               .15         .26        .09

Net realized and unrealized gain (loss)
   on investments                                                      (1.09)       (.75)     (1.00)

Total from Investment Operations                                        (.94)       (.49)      (.91)

Distributions:

Dividends from investment income--net                                   (.33)       (.17)        --

Dividends from net realized gain on investments                           --        (.10)        --

Total Distributions                                                     (.33)       (.27)        --

Net asset value, end of period                                          9.56       10.83       11.59
------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                   (8.77)(d)   (4.28)      (7.28)(d)
------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                        1.25(d)    2.35         .71(d)

Ratio of dividends on securities sold short to
   average net assets                                                     .62(d)    1.39         .33(d)

Ratio of net investment income to average net assets                     1.46(d)    2.43         .73(d)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                         1.25(d)    1.83         .41(d)

Portfolio Turnover Rate                                                 30.42(d)  138.34       36.54(d)
------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     1,622    1,774       1,968

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                            Six Months Ended
                                                              March 31, 2000   Year  Ended  September 30,
                                                                                ----------------------
CLASS C SHARES                                                    (Unaudited)       1999       1998(a)
------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   10.85       11.61      12.50

Investment Operations:

Investment income--net (b)                                               .15         .26        .09

Net realized and unrealized gain (loss)
   on investments                                                      (1.09)       (.75)      (.98)

Total from Investment Operations                                        (.94)       (.49)      (.89)

Distributions:

Dividends from investment income--net                                   (.33)       (.17)        --

Dividends from net realized gain on investments                           --        (.10)        --

Total Distributions                                                     (.33)       (.27)        --

Net asset value, end of period                                          9.58       10.85      11.61
------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                   (8.75)(d)   (4.27)     (7.12)(d)
------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                       1.27(d)     2.37        .71(d)

Ratio of dividends on securities sold short to
   average net assets                                                    .62(d)     1.38        .33(d)

Ratio of net investment income to average net assets                    1.45(d)     2.43        .73(d)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                        1.27(d)     1.83        .42(d)

Portfolio Turnover Rate                                                30.42(d)   138.34      36.54(d)
------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                      408       450        464

(A) FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



Six Months Ended

                                                              March 31, 2000   Year  Ended  September 30,
                                                                                ----------------------
CLASS R SHARES                                                    (Unaudited)       1999       1998(a)
------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   10.93       11.62      12.50

Investment Operations:

Investment income--net (b)                                               .20         .37        .11

Net realized and unrealized gain (loss)
   on investments                                                      (1.10)       (.74)      (.99)

Total from Investment Operations                                        (.90)      .(.37)      (.88)

Distributions:

Dividends from investment income--net                                   (.44)       (.22)        --

Dividends from net realized gain on investments                           --        (.10)        --

Total Distributions                                                     (.44)       (.32)        --

Net asset value, end of period                                          9.59       10.93      11.62

TOTAL RETURN (%)                                                       (8.38)(c)   (3.26)     (7.04)(c)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                        .77(c)     1.36         .51(c)

Ratio of dividends on securities sold short to
   average net assets                                                    .62(c)     1.39         .33(c)

Ratio of net investment income to average net assets                    1.95(c)     3.42         .92(c)

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation                        1.25(c)      1.83         .38(c)

Portfolio Turnover Rate                                                30.42(c)    138.34       36.54(c)

Net Assets, end of period ($ x 1,000)                                    458          500         465

A   FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1998.

B   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

C   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended
                                                           March 31, 2000(a)
CLASS T SHARES                                                   (Unaudited)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   9.47

Investment Operations:

Investment income--net (b)                                              .06

Net realized and unrealized gain (loss)
  on investments                                                        .01

Total from Investment Operations                                        .07

Distributions:

Dividends from investment income--net                                    --

Dividends from net realized gain on investments                          --

Total Distributions                                                      --

Net asset value, end of period                                         9.54
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                 .74(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                     .41(d)

Ratio of dividends on securities sold short to
  average net assets                                                  .21(d)

Ratio of net investment income
  to average net assets                                               .58(d)

Decrease reflected in above expense ratios
  due to undertaking by The Dreyfus Corporation                       .73(d)

Portfolio Turnover Rate                                            30.42(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     1

(A)  THE FUND COMMENCED SELLING CLASS T SHARES ON FEBRUARY 1, 2000.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Market Neutral Fund (the "fund") is a separate diversified series of Dreyfus Premier Equity Funds, Inc., (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series. The fund's investment objective is long-term capital appreciation, while seeking to maintain minimum exposure to general stock market risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.,
which   is   a   wholly-owned   subsidiary  of  Mellon  Financial  Corporation.

On September 13, 1999, the Board of Directors approved the addition of class T shares which became effective February 1, 2000.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 50 million shares of $1.00 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T shares. Class A shares and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

As of March 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares:

           Class A          171,414                   Class C           42,344

           Class B          169,400                   Class R           42,953

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus
accrued    interest,

the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of 1.50% of the value of the
fund'   s    average    daily    net   assets   and   is   payable    The   Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

monthly. The Manager has undertaken from October 1, 1999 through September 30, 2000 to reduce the management fee paid by or reimburse such excess expenses of the fund, to the extent that the fund's aggregate expenses, excluding 12b-1 distribution fees, shareholder service plan fees, taxes, brokerage fees, loan commitment fees and extraordinary expenses exceed an annual rate of 2.75% of the value of the fund' s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $53,920 during the period ended March 31, 2000.

(b) Under the Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing the shares at an annual rate of .75 of 1% of the value of their average daily net assets of Class B and C shares, and .25 of 1% of the average daily net assets of Class T shares. During the period ended March 31, 2000, Class B, Class C and Class T shares were charged $6,287, $1,596 and $1, respectively, pursuant to the Plan, of which $336 and $78 for Class B and Class C shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor a fee at the annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2000, Class A, Class B, Class C and Class T shares were charged $2,144, $2,095, $532 and $1, respectively, pursuant to the Shareholder Services Plan, of which $105, $103 and $26 for Class A, Class B and Class C shares, respectively, were paid to DSC.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $143 pursuant to the transfer agency agreement.

(d) Each Director, who is not an "affiliated person" as defined in the Act, is a Board member of one or more funds comprising a certain group of funds ("Fund Group" ) within the Dreyfus complex. Effective January 1, 2000, for their participation as a Director in a Fund Group, each such Director receives an annual fee of $40,000, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each director who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended March 31, 2000:

                                      Purchases ($)  Sales ($)
--------------------------------------------------------------------------------

Long transactions                         1,202,635            1,672,085

Short sale transactions                   2,016,322            1,122,452

     TOTAL                                3,218,957            2,794,537

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. The fund' s long security positions serve

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

as collateral for the open short positions. Securities sold short at March 31, 2000, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

(b) At March 31, 2000, accumulated net unrealized depreciation on investments and securities sold short was $112,006 consisting of $890,334 gross unrealized appreciation and $1,002,340 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

                                                           For More Information

                        Dreyfus Premier Market Neutral Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        Custodial Trust Company
                        101 Carnegie Center
                        Princeton, NJ 08540

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor
                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   335SA003